                                                                     EXHIBIT 4.3

                                                                [EXECUTION COPY]



                     THRIFTY CAR RENTAL FINANCE CORPORATION,

                                    as Issuer


                                       and


                             BANKERS TRUST COMPANY,

                                   as Trustee


                             ----------------------



                            SERIES 1995-1 SUPPLEMENT

                          dated as of December 13, 1995

                                       to

                                 BASE INDENTURE

                          dated as of December 13, 1995

                                ----------------

                          Rental Car Asset Backed Notes

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                    ARTICLE 1

                                   DESIGNATION

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION


                                    ARTICLE 3

                           ARTICLE 4 OF BASE INDENTURE


                                    ARTICLE 4

                    ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.6.   Establishment of Series 1995-1 Collection
                 Account, Series 1995-1 Excess Funding
                 Account, and Series 1995-1 Accrued
                 Interest Account........................................ 27
Section 4.7.   Allocations with Respect to the
                 Series 1995-1 Notes..................................... 28
Section 4.8.   Monthly Payments.......................................... 37
Section 4.9.   Payment of Note Interest.................................. 40
Section 4.10.  Payment of Note Principal................................. 40
Section 4.11.  Retained Distribution Account............................. 44
Section 4.12.  Class A Distribution Account.............................. 45
Section 4.13.  Class B Distribution Account.............................. 46
Section 4.14.  Class B Notes Subordinate to Class A Notes................ 47
Section 4.15.  Application of Liquidity Amount........................... 48

                                    ARTICLE 4

                               AMORTIZATION EVENTS

Section 4.1.   Series 1995-1 Amortization Events......................... 48
Section 4.2.   Waiver of Past Events..................................... 49

                                    ARTICLE 5

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

Section 5.1.   Request for Waiver........................................ 49
Section 5.2.   Consents.................................................. 51


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                                   ARTICLE 6

                         FORM OF SERIES 1995-1 NOTES

Section 6.1.   Class A Notes............................................. 53
Section 6.2.   Class B Notes............................................. 54

                                  ARTICLE 7

                                   GENERAL

Section 7.1.   Repurchase of Notes....................................... 55


Schedule 1  -   Maximum Manufacturer Percentage
Exhibit A-1 -   Form of Restricted Global Class A-1 Note
Exhibit A-2 -   Form of Temporary Global Class A-1 Note
Exhibit A-3 -   Form of Permanent Global Class A-1 Note
Exhibit A-4 -   Form of Restricted Global Class A-2 Note
Exhibit A-5 -   Form of Temporary Global Class A-2 Note
Exhibit A-6 -   Form of Permanent Global Class A-2 Note
Exhibit B-1 -   Form of Restricted Global Class B-1 Note
Exhibit B-2 -   Form of Temporary Global Class B-1 Note
Exhibit B-3 -   Form of Permanent Global Class B-1 Note
Exhibit B-4 -   Form of Restricted Global Class B-2 Note
Exhibit B-5 -   Form of Temporary Global Class B-2 Note
Exhibit B-6 -   Form of Permanent Global Class B-2 Note
Exhibit C   -   Form of Consent


                                      -ii-
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            This Series 1995-1 SUPPLEMENT, dated as of December 13, 1995 (this
"Supplement") between THRIFTY CAR RENTAL FINANCE CORPORATION, an Oklahoma corporation ("Thrifty Finance") and BANKERS TRUST COMPANY, a New York banking corporation (together with its successors in trust thereunder as provided in the Base Indenture referred to below, the "Trustee"), to the Base Indenture, dated as of December 13, 1995, between Thrifty Finance and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the "Base Indenture").

                              W I T N E S S E T H:

            WHEREAS, Sections 2.2, 11.1 and 11.3 of the Base Indenture provide, among other things, that Thrifty Finance and the Trustee may at any time and from time to time enter into a supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes;

            NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE 1

                                   DESIGNATION

            (a) There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and this Supplement and such Series of Notes shall be designated generally as Rental Car Asset Backed Notes, Series 1995-1. The Series 1995-1 Notes shall be issued in two classes. The Class A Rental Car Asset Backed Notes shall be designated generally as the Class A Notes which are comprised of the Class A-1 Notes and the Class A-2 Notes and the Class B Rental Car Asset Backed Notes shall be designated generally as the Class B Notes which are comprised of the Class B-1 Notes and the Class B-2 Notes. The Class A Notes and the Class B Notes are referred to collectively as the "Series 1995-1 Notes".

            (b) The Class B Notes are subordinated in right of payment to the Class A Notes as set forth herein.

            (c) The proceeds from the sale of the Series 1995-1 Notes shall be deposited into the Collection Account (and allocated to the Series 1995-1 Collection Account), and shall be used (i) on the Series 1995-1 Closing Date, to refinance the Existing Fleet, (ii) from the Series 1995-1 Closing Date to the 90th day after the Series 1995-1 Closing Date, to finance the acquisition by Thrifty of additional Eligible Vehicles for leasing in states in which Thrifty Finance as of the time of acquisition shall not have obtained all licenses and qualifications necessary to conduct its leasing and other businesses, (iii) on and after the Series 1995-1 Closing Date, to acquire Texas Vehicles, (iv) on and after the Series 1995-1 Closing Date, to acquire Acquired Vehicles from certain manufacturers, and (v) in certain circumstances, to pay principal on amortizing Notes of other Series or principal and interest on the Series 1995-1 Notes.

            (d) The Series 1995-1 Notes are a non-Segregated Series of Notes (as more fully described in the Base Indenture).

                                    ARTICLE 2

                          DEFINITIONS AND CONSTRUCTION

            (a) All capitalized terms not otherwise defined herein are defined in Schedule 1 to the Base Indenture. All Article, Section or Subsection references herein shall refer to Articles, Sections or Subsections of the Base Indenture, except as otherwise provided herein. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 1995-1 Notes and not to any other Series of Notes issued by Thrifty Finance.

            (b) All references in this Supplement to "all" Series of Notes (and all references in this Supplement to terms defined in the Base Indenture that contain references to "all" Series of Notes) shall refer to all Series of Notes other than Segregated Series of Notes.

            (c) The following words and phrases shall have the following meanings with respect to the Series 1995-1 Notes, and the definitions of such terms are applicable to the singular as well as the plural form of such terms and to the masculine as well as the feminine and neuter genders of such terms:

            "Carryover Controlled Amortization Amount" (as such term is used in Section 24.4(b) of the Lease) means each of the Class A-1 Carryover Controlled Amortization Amount, the Class A-2 Carryover Controlled Amortization Amount, the Class B-1 Carryover Controlled Amortization Amount and the Class B-2 Carryover Amortization Amount.

            "Change of Percentage Notice" has the meaning specified in Section 5.1(a) of this Supplement.

            "Class A Deficiency Amount" has the meaning specified in Section 4.8(a) of the Base Indenture.

            "Class A Distribution Account" has the meaning specified in Section 4.12(a) of the Base Indenture.

            "Class A Distribution Account Collateral" has the meaning specified in Section 4.12(d) of the Base Indenture.

            "Class A Interest Amount" has the meaning specified in Section 4.8(a) of the Base Indenture.

            "Class A Invested Amount" means, on any date of determination, the sum of the Class A-1 Invested Amount and the Class A-2 Invested Amount for such date of determination.

            "Class A Invested Percentage" means, on any date of determination, the sum of the Class A-1 Invested Percentage and the Class A-2 Invested Percentage for such date of determination.

            "Class A Investor Monthly Servicing Fee" means, on any Payment Date, an amount equal to the product of 1/12th of 1% of the Class A Invested Amount as of the preceding Payment Date (or, in the case of the initial Payment Date, the sum of the Class A-1 Initial Invested Amount and the Class A-2 Initial Invested Amount), after giving effect to any payments of principal on such date; provided, however, that if a Rapid Amortization Period shall occur and be continuing and if Thrifty is no longer the Servicer, the Class A Investor Monthly Servicing Fee shall equal the greater of (x) the product of (i) a fraction, the numerator of which is the Class A Invested Amount on such Payment Date and the denominator of which is the aggregate invested amounts for all outstanding Series of Notes on such Payment Date, (ii) $20 and (iii) the number of Vehicles as of the last day of the Related Month, and (y) the amount described in the first clause of this definition.

            "Class A Monthly Supplemental Servicing Fee" means, on any Payment Date, the product of the Supplemental Servicing Fee accrued during the preceding Series 1995-1 Interest Period times a fraction, the numerator of which is the Class A Invested Amount on such Payment Date and the denominator of which is the aggregate invested amounts for all outstanding Series of Notes on such Payment Date.

            "Class A Note Rate" means, for any Series 1995-1 Interest Period, the Class A-1 Rate or the Class A-2 Rate, as applicable.

            "Class A Noteholder" means the Person in whose name a Class A Note is registered in the Note Register.

            "Class A Notes" means the Class A-1 Notes and the Class A-2 Notes.

            "Class A Waiver Deficiency Adjustment Prepayments" has the meaning specified in Section 5.2 of this Supplement.


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

            "Class A-1 Carryover Controlled Amortization Amount" means, with respect to the Class A-1 Notes for any Related Month during the Class A-1 Controlled Amortization Period, (i) the excess, if any, of the Class A-1 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class A-1 Notes pursuant to Section 4.10(a) of the Base Indenture, plus (ii) the unpaid amount, if any, of the Class A-1 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-1 Controlled Amortization Period, the Class A-1 Carryover Controlled Amortization Amount shall be zero.

            "Class A-1 Controlled Amortization Amount" means $41,583,333.

            "Class A-1 Controlled Amortization Period" means the period commencing on August 1, 1998 (or, if such day is not a Business Day, the Business Day last preceding such day), and continuing to the earliest of (i) the commencement of the Series 1995-1 Rapid Amortization Period, (ii) the date on which the Class A-1 Notes are fully paid, (iii) the Series 1995-1 Termination Date, and (iv) the termination of the Indenture.

            "Class A-1 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-1 Controlled Amortization Period, an amount equal to the sum of the Class A-1 Controlled Amortization Amount and any Class A-1 Carryover Controlled Amortization Amount for such Related Month.

            "Class A-1 Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(a)(i) of the Base Indenture.

            "Class A-1 Expected Final Payment Date" means the February 1999 Payment Date.

            "Class A-1 Initial Invested Amount" means the aggregate initial principal amount of Class A-1 Notes, which is $249,500,000.

            "Class A-1 Invested Amount" means, on any date of determination, an amount equal to (a) the Class A-1 Initial Invested Amount, minus (b) the amount of principal payments made to Class A-1 Noteholders on or prior to such date, minus (c) all Losses allocated to the Class A-1 Noteholders on or prior to such date, plus (d) all Recoveries allocated to the Class A-1 Noteholders on or prior to such date.

            "Class A-1 Invested Percentage" means, on any date of determination:

                  (a) when used with respect to Principal Collections during the Series 1995-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which shall be the Class A-1 Invested Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine
      (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (b) when used with respect to Principal Collections during the Series 1995-1 Controlled Amortization Period and the Series 1995-1 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be the Class A-1 Invested Amount as of the end of the related Series 1995-1 Revolving Period and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (c) when used with respect to Interest Collections, the percentage equivalent of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Class A-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

                  (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Losses allocated to the Class A-1 Noteholders as of the end of the second preceding Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such second preceding Related Month; and

                  (e) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which shall be the Class A-1 Invested Amount as of the end of the second preceding Related Month and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization).

            "Class A-1 Noteholder" means the Person in whose name a Class A-1
Note is registered in the Note Register.

            "Class A-1 Notes" means any one of the Floating Rate Rental Car Asset Backed Notes, Class A-1, executed by Thrifty Finance and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-1, Exhibit A-2 or Exhibit A-3. Definitive Class A-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

            "Class A-1 Rate" means, for any Series 1995-1 Interest Period, LIBOR for such Series 1995-1 Interest Period plus 0.70% per annum, set initially two London business days prior to the Series 1995-1 Closing Date, for the period from the date of issuance of the Series 1995-1 Notes to but excluding the initial Payment Date, and reset monthly for each subsequent Series 1995-1 Interest Period.

            "Class A-2 Carryover Controlled Amortization Amount" means, with respect to the Class A-2 Notes for any Related Month during the Class A-2 Controlled Amortization Period, (i) the excess, if any, of the Class A-2 Rate Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class A-2 Notes pursuant to Section 4.10(a) of the Base Indenture, plus (ii) the unpaid amount, if any, of the Class A-2 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class A-2 Controlled Amortization Period, the Class A-2 Carryover Controlled Amortization Amount shall be zero.


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

            "Class A-2 Controlled Amortization Amount" means $15,833,333.

            "Class A-2 Controlled Amortization Period" means the period commencing on May 1, 2000 (or, if such day is not a Business Day, the Business Day last preceding such day), and continuing to the earliest of (i) the commencement of the Series 1995-1 Rapid Amortization Period, (ii) the date on which the Class A-2 Notes are fully paid, (iii) the Series 1995-1 Termination Date, and (iv) the termination of the Indenture.

            "Class A-2 Controlled Distribution Amount" means, with respect to any Related Month during the Class A-2 Controlled Amortization Period, an amount equal to the sum of the Class A-2 Controlled Amortization Amount and any Class A-2 Carryover Controlled Amortization Amount for such Related Month.

            "Class A-2 Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(a)(ii) of the Base Indenture.

            "Class A-2 Expected Final Payment Date" means the May 2001 Payment Date.

            "Class A-2 Initial Invested Amount" means the aggregate initial principal amount of Class A-2 Notes, which is $190,000,000.

            "Class A-2 Invested Amount" means, on any date of determination, an amount equal to (a) the Class A-2 Initial Invested Amount, minus (b) the amount of principal payments made to Class A-2 Noteholders on or prior to such date, minus (c) all Losses allocated to the Class A-2 Noteholders on or prior to such date, plus (d) all Recoveries allocated to the Class A-2 Noteholders on or prior to such date.

            "Class A-2 Invested Percentage" means, on any date of determination:

                  (a) when used with respect to Principal Collections during the Series 1995-1 Revolving Period, the percentage equivalent of a fraction the numerator of which shall be the Class A-2 Invested Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine
      (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (b) when used with respect to Principal Collections during the Series 1995-1 Controlled Amortization Period and the Series 1995-1 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be the Class A-2 Invested Amount as of the end of the related Series 1995-1 Revolving Period and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (c) when used with respect to Interest Collections, the percentage equivalent of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Class A-2 Notes on such date of determination, and the denominator of which will be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

                  (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Losses allocated to the Class A-2 Noteholders as of the end of the second preceding Related Month and the denominator of which is the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of the second preceding Related Month; and

                  (e) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which shall be the Class A-2 Invested Amount as of the end of the second preceding Related Month and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect


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

      to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization).

            "Class A-2 Noteholder" means the Person in whose name a Class A-2
Note is registered in the Note Register.

            "Class A-2 Notes" means any one of the 6.60% Rental Car Asset Backed Notes, Class A-2, executed by Thrifty Finance and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit A-4, Exhibit A-5 or Exhibit A-6. Definitive Class A-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of Section 2.18 of the Base Indenture.

            "Class A-2 Rate" means, for any Series 1995-1 Interest Period, 6.60% per annum; provided, however, that the Class A-2 Rate shall in no event be higher than the maximum rate permitted by applicable law.

            "Class B Controlled Distribution Amount Deficiency" has the meaning specified in Section 4.10(b)(i) of the Base Indenture.

            "Class B Deficiency Amount" has the meaning specified in Section 4.8 of the Base Indenture.

            "Class B Distribution Account" has the meaning specified in Section 4.13(a) of the Base Indenture.

            "Class B Distribution Account Collateral" has the meaning specified in Section 4.13(d) of the Base Indenture.

            "Class B Interest Amount" has the meaning specified in Section 4.8(b) of the Base Indenture.

            "Class B Invested Amount" means, on any date of determination, the sum of the Class B-1 Invested Amount and the Class B-2 Invested Amount for such date of determination.

            "Class B Invested Percentage" means, on any date of determination, the sum of the Class B-1 Invested Percentage and the Class B-2 Invested Percentage.

            "Class B Investor Monthly Servicing Fee" means, on any Payment Date, an amount equal to the product of 1/12th of 1% of the Class B Invested Amount as of the preceding Payment Date (or, in the case of the initial Payment Date, the sum of the Class B-1 Initial Invested Amount and the Class B-2 Initial Invested Amount), after giving effect to any payments of principal on such date; provided, however, that if a Rapid Amortization Period shall occur and be continuing and if Thrifty is no longer the Servicer, the Class B Investor Monthly Servicing Fee shall equal the greater of (x) the product of (i) a fraction, the numerator of which is the Class B Invested Amount on such Payment Date and the denominator of which is the aggregate invested amounts for all outstanding Series of Notes on such Payment Date, (ii) $20 and (iii) the number of Vehicles as of the last day of the Related Month, and (y) the amount described in the first clause of this definition.

            "Class B Monthly Supplemental Servicing Fee" means, on any Payment Date, the product of the Supplemental Servicing Fee accrued during the preceding Series 1995-1 Interest Period times a fraction, the numerator of which is the Class B Invested Amount on such Payment Date and the denominator of which is the aggregate invested amounts for all outstanding Series of Notes on such Payment Date.

            "Class B Note Rate" means, for any Series 1995-1 Interest Period, the Class B-1 Rate or the Class B-2 Rate, as applicable.

            "Class B Noteholder" means the Person in whose name a Class B Note is registered in the Note Register.

            "Class B Notes" means the Class B-1 Notes and the Class B-2 Notes.

            "Class B-1 Carryover Controlled Amortization Amount" means, with respect to the Class B-1 Notes for any Related Month during the Class B-1 Controlled Amortization Period, (i) the excess, if any, of the Class B-1 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class B-1 Notes pursuant to Section 4.10(b) of the Base Indenture plus (ii) the unpaid amount, if any, of the Class B-1 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class B-1 Controlled Amortization Period, the Class B-1 Carryover Controlled Amortization Amount shall be zero.

            "Class B-1 Controlled Amortization Amount" means $6,500,000.

            "Class B-1 Controlled Amortization Period" means the period commencing on February 1, 1999 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1995-1 Rapid Amortization Period, (ii) the date on which the Class B-1 Notes are fully paid, (iii) the Series 1995-1 Termination Date, and (iv) the termination of the Indenture.

            "Class B-1 Controlled Distribution Amount" means, with respect to any Related Month during the Series 1995-1 Controlled Amortization Period, an amount equal to the sum of the Class B-1 Controlled Amortization Amount and any Class B-1 Carryover Controlled Amortization Amount for such Related Month.

            "Class B-1 Expected Final Payment Date" means the March 1999 Payment Date.

            "Class B-1 Initial Invested Amount" means the aggregate initial principal amount of the Class B-1 Notes, which is $6,500,000.

            "Class B-1 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class B-1 Initial Invested Amount minus (b) the amount of principal payments made to Class B-1 Noteholders on or prior to such date, minus (c) all Losses allocated to the Class B-1 Noteholders on or prior to such date, plus (d) all Recoveries allocated to the Class B-1 Noteholders on or prior to such date.

            "Class B-1 Invested Percentage" means, on any date of determination:

                  (a) when used with respect to Principal Collections during the Series 1995-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which shall be the Class B-1 Invested Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine
      (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (b) when used with respect to Principal Collections during the Series 1995-1 Controlled Amortization Period and the Series 1995-1 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be the Class B-1 Invested Amount as of the end of the related Series 1995-1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (c) when used with respect to Interest Collections, the percentage equivalent of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Class B-1 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

                  (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Losses allocated to the Class B-1 Noteholders as of the end of the second preceding Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of the second preceding Related Month; and

                  (e) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which shall be the Class B-1 Invested Amount as of the end of the second preceding Related Month and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization).

            "Class B-1 Noteholder" means the Person in whose name a Class B-1
Note is registered in the Note Register.

            "Class B-1 Notes" means any one of the Floating Rate Rental Car Asset Backed Notes, Class B-1, executed by Thrifty Finance and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-1, Exhibit B-2 or Exhibit B-3. Definitive Class B-1 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

            "Class B-1 Rate" means, for any Series 1995-1 Interest Period, LIBOR for such Series 1995-1 Interest Period plus 1.10% per annum, set initially two London business days prior to the Series 1995-1 Closing Date, for the period from the date of issuance of the Series 1995-1 Notes to but excluding the initial Payment Date, and reset monthly for each subsequent Series 1995-1 Interest Period.

            "Class B-2 Carryover Controlled Amortization Amount" means, with respect to the Class B-2 Notes for any Related Month during the Class B-2 Controlled Amortization Period, (i) the excess, if any, of the Class B-2 Controlled Distribution Amount payable on the Payment Date occurring in the Related Month over the principal amount distributed on such Payment Date with respect to the Class B-2 Notes pursuant to the Indenture plus (ii) the unpaid amount, if any, of the Class B-2 Carryover Controlled Amortization Amount for the previous Related Month; provided, however, that for the first Related Month in the Class B-2 Controlled Amortization Period, the Class B-2 Carryover Controlled Amortization Amount shall be zero.

            "Class B-2 Controlled Amortization Amount" means $4,000,000.

            "Class B-2 Controlled Amortization Period" means the period commencing on May 1, 2001 (or, if such day is not a Business Day, the Business Day last preceding such day) and continuing to the earliest of (i) the commencement of the Series 1995-1 Rapid Amortization Period, (ii) the date on which the Class B-2 Notes are fully paid, (iii) the Series 1995-1 Termination Date, and (iv) the termination of the Indenture.

            "Class B-2 Controlled Distribution Amount" means, with respect to any Related Month during the Series 1995-1 Controlled Amortization Period, an amount equal to the sum of the Class B-2 Controlled Amortization Amount and any Class B-2 Carryover Controlled Amortization Amount for such Related Month.

            "Class B-2 Expected Final Payment Date" means the June 2001 Payment Date.

            "Class B-2 Initial Invested Amount" means the aggregate initial principal amount of the Class B-2 Notes, which is $4,000,000.

            "Class B-2 Invested Amount" means, when used with respect to any date of determination, an amount equal to (a) the Class B-2 Initial Invested Amount minus (b) the amount of principal payments made to Class B-2 Noteholders on or prior to such date, minus (c) all Losses allocated to the Class B-1 Noteholders on or prior to such date, plus (d) all Recoveries allocated to the Class B-2 Noteholders on or prior to such date.

            "Class B-2 Invested Percentage" means, on any date of determination:

                  (a) when used with respect to Principal Collections during the Series 1995-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which shall be the Class B-2 Invested Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine
      (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (b) when used with respect to Principal Collections during the Series 1995-1 Controlled Amortization Period and the Series 1995-1 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be the Class B-2 Invested Amount as of the end of the related Series 1995-1 Revolving Period, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (c) when used with respect to Interest Collections, the percentage equivalent of a fraction, the numerator of which shall be the Accrued Amounts with respect to the Class B-2 Notes on such date of determination, and the denominator of which shall be the aggregate Accrued Amounts with respect to all Series of Notes on such date of determination;

                  (d) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Losses allocated to the Class B-2 Noteholders as of the end of the second preceding Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of the second preceding Related Month; and

                  (e) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which shall be the Class B-2 Invested Amount as of the end of the second preceding Related Month and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization).

            "Class B-2 Notes" means any one of the Floating Rate Rental Car Asset Backed Notes, Class B-1, executed by Thrifty Finance and authenticated and delivered by or on behalf of the Trustee, substantially in the form of Exhibit B-4, Exhibit B-5 or Exhibit B-6. Definitive Class B-2 Notes shall have such insertions and deletions as are necessary to give effect to the provisions of
Section 2.18 of the Base Indenture.

            "Class B-2 Rate" means, for any Series 1995-1 Interest Period, LIBOR for such Series 1995-1 Interest Period plus 1.25% per annum, set initially two London business days prior to the Series 1995-1 Closing Date, for the period from the date of issuance of the Series 1995-1 Notes to but excluding the initial Payment Date, and reset monthly for each subsequent Series 1995-1 Interest Period.

            "Consent" has the meaning specified in Section 5.1(c) of this Supplement.

            "Consent Period Expiration Date" has the meaning specified in
Section 5.1(c) of this Supplement.

            "Controlled Distribution Amount" means the Class A-1 Controlled Distribution Amount, the Class A-2 Controlled Distribution Amount, the Class B-1 Controlled Distribution Amount and the Class B-2 Controlled Distribution Amount, collectively.

            "Designated Amounts" has the meaning specified in Section 5.1(b) of this Supplement.

            "Index Maturity" for the Class A-1 Notes and the Class B Notes means one month.

            "Initial Purchasers" means CS First Boston and Salomon Brothers Inc.

            "Interest Reset Date" means the first day of the applicable Series 1995-1 Interest Period.

            "Invested Amount" means, on any date of determination, the sum of the Class A Invested Amount and the Class B Invested Amount for such date of determination.

            "LIBOR" means, for each Series 1995-1 Interest Period, the per annum interest rate determined by the Trustee as follows:

            (i) On the second London Banking Day prior to the Interest Reset Date for such Series 1995-1 Interest Period (a "LIBOR Determination Date"), until the principal amount of the Class A-1 Notes and the Class B Notes is paid in full, the Trustee will determine the arithmetic mean of the offered rates (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)) for deposits in U.S. dollars for the period of the Index Maturity, commencing on such Interest Reset Date, which appear on the Reuters Screen LIBO Page at approximately 11:00 a.m., London time, on such LIBOR Determination Date. For purposes of calculating LIBOR, "London Banking Day" means any business day on which dealings in deposits in United States dollars are transacted in the London interbank market, and "Reuters Screen LIBO Page" means the display designated as page "LIBO" on the Reuters Monitor Money Rates Service (or such other page as may replace the LIBO page on that service for the purpose of displaying London interbank offered rates of major banks). If at least two such offered rates appear on the Reuters Screen LIBO Page, "LIBOR" for such Interest Period will be the arithmetic mean of such offered rates (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)) as determined by the Trustee.

            (ii) If fewer than two offered rates appear on the Reuters Screen LIBO Page on such LIBOR Determination Date, the Trustee will request the principal London offices of each of four major banks in the London interbank market selected by the Trustee to provide the Trustee with its offered quotations for deposits in U.S. dollars for the period of the Index Maturity, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Determination Date and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time. If at least two such quotations are provided, "LIBOR" for such Interest Period will be the arithmetic mean of such quotations (rounded upwards to the nearest one sixty-fourth of one percent (1/64%)). If fewer than two such quotations are provided, "LIBOR" for such Interest

      Period will be the arithmetic mean of rates quoted by three major banks in The City of New York selected by the Trustee at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date for loans in U.S. dollars to leading European banks, for the period of the Index Maturity, and in a principal amount equal to an amount of not less than $250,000 that is representative of a single transaction in such market at such time; provided, however, that if the banks selected as aforesaid by the Trustee are not quoting rates as mentioned in this sentence, "LIBOR" for such Interest Period will be the same as LIBOR for the immediately preceding Interest Period.

            "Liquidity Amount" means, with respect to any date of determination, the product of 1.85% times the Aggregate Principal Balance of the Series 1995-1 Notes outstanding on such date.

            "Losses" means, with respect to any Related Month, the sum (without duplication) of the following: (a) with respect to Acquired Vehicles (i) all Manufacturer Late Payment Losses, Manufacturer Event of Default Losses and Purchaser Late Payment Losses for such Related Month, plus (ii) the aggregate amount of Monthly Base Rent which is not paid within five (5) Business Days after such Rent is due, plus (iii) with respect to Disposition Proceeds received during the Related Month from the sale or other disposition of Acquired Vehicles (other than pursuant to Vehicle Disposition Programs) the excess, if any, of (x) the Net Book Values of such Acquired Vehicles calculated on the dates of the respective sales or final dispositions thereof, over (y) the aggregate amount of such Disposition Proceeds received during the Related Month in respect thereof by Thrifty Finance, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) plus any Termination Payments that have accrued with respect to such Vehicles, and (b) with respect to Financed Vehicles, the aggregate amount of Monthly Base Rent and Monthly Supplemental Payments which are not paid within five (5) Business Days after such Rent and such payments, respectively, are due.

            "Manufacturer Event of Default Losses" means, with respect to any Related Month, in the event that a Manufacturer Event of Default occurs with respect to any Manufacturer, all payments that are required to be made (and not yet made) by such Manufacturer to Thrifty Finance with respect to Acquired Vehicles that are either (i) sold at Auction or returned to such Manufacturer under such Manufacturer's Vehicle Disposition Program, or (ii) subject to an incentive program of such Manufacturer; provided that the grace or other similar period for the determination of such Manufacturer Event of Default expires during such Related Month.

            "Manufacturer Late Payment Losses" with respect to any Related Month, means all payments required to be made by Manufacturers under such Manufacturers' Vehicle Disposition Programs and incentive programs with respect to Acquired Vehicles, which are not made within ninety (90) days after the related Disposition Dates of such Vehicles and remain unpaid at the end of such Related Month, but only to the extent that such 90 day periods expire during such Related Month; provided that any payments considered hereunder shall be net of amounts that are the subject of a good faith dispute as evidenced in writing by the Manufacturer questioning the accuracy of the amounts paid or payable in respect of any such Acquired Vehicles.

            "Maximum Manufacturer Percentage" means, with respect to any Eligible Manufacturer, the percentage amount set forth in Schedule 1 hereto (as such schedule, subject to Rating Agency confirmation, may be amended, modified or otherwise supplemented from time to time in accordance with the terms hereof) specified for each Eligible Manufacturer with respect to Non-Program Vehicles and Program Vehicles, as applicable, which percentage amount represents the maximum percentage of Eligible Vehicles which are permitted under the Lease to be Non-Program Vehicles or Program Vehicles, as the case may be, manufactured by such Manufacturer.

            "Maximum Non-Program Percentage" means, with respect to Non-Program Vehicles, forty percent (40%) or such other percentage amount agreed upon by the Lessor and the Lessee, subject to Rating Agency confirmation, which percentage amount represents the maximum percentage of the Aggregate Asset Amount which is permitted under the Lease to be invested in Non-Program Vehicles; provided, that if the average of the Measurement Month Averages for any three Measurement Months during the twelve month period preceding any date of determination shall be less than eighty five percent (85%), no additional Non-Program Vehicles may be leased under the Lease until the Rating Agency Condition has been satisfied.

            "Measurement Month" with respect to any date, means, each calendar month, or the smallest number of consecutive calendar months, preceding such date in which (a) at least 250 Non-Program Vehicles were sold at Auction and (b) at least one-twelfth of the aggregate Net Book Value of the Non-Program Vehicles as of the last day of such calendar month or consecutive calendar months were sold at Auction; provided that no calendar month included in a Measurement Month shall be included in any other Measurement Month.

            "Measurement Month Average" means, with respect to any Measurement Month, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of Disposition Proceeds of all Non-Program Vehicles sold at auction or otherwise during such Measurement Month and the denominator of which is the aggregate Net Book Value of such Vehicles on the dates of their respective sales.

            "Minimum Non-Program Subordinated Percentage" means, with respect to any date of determination, the greatest of (a) an amount equal to (i) 15.0% minus (ii) the percentage equivalent of a fraction, the numerator of which shall be the Class B Invested Amount as of such date and the denominator of which shall be the sum of (x) the Invested Amount for the Series 1995-1 Notes as of such date plus (y) the Series 1995-1 Available Subordinated Amount as of such date, (b) an amount equal to (i) 100% minus (ii) an amount equal (x) to the lowest Measurement Month Average of any full Measurement Month within the preceding twelve calendar months minus (y) 10.0%, minus (iii) the percentage equivalent of a fraction, the numerator of which shall be the Class B Invested Amount as of such date and the denominator of which shall be the sum of (x) the Invested Amount for the Series 1995-1 Notes as of such date plus (y) the Series 1995-1 Available Subordinated Amount as of such date, and (c) 12.0%.

            "Minimum Program Subordinated Percentage" means, with respect to any date of determination, the greater of (a) an amount equal to (i) 9.0% minus (ii) the percentage equivalent of a fraction, the numerator of which shall be the Class B Invested Amount as of such date and the denominator of which shall be the sum of (x) the Invested Amount for the Series 1995-1 Notes as of such date plus (y) the Series 1995-1 Available Subordinated Amount as of such date, and
(b) 7.0%.

            "Minimum Subordinated Amount" means, with respect to any date of determination, the sum of (a) the product of (i) the Minimum Program Subordinated Percentage, times (ii) a dollar amount equal to (x) the aggregate Invested Amount for the Series 1995-1 Notes minus the product of (A) the aggregate amount of cash and Permitted Investments in the Collection Account and, to the extent cash and Permitted Investments in the Master Collateral Account are allocable to the Trustee as Beneficiary pursuant to the Master Collateral Agency Agreement and are not distributable to or at the direction of Thrifty pursuant thereto, cash and Permitted Investments in the Master Collateral Account, as of such date, times (B) a fraction, the numerator of which shall be the Invested Amount for the Series 1995-1 Notes as of such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Series of Notes as of such date, divided by (y) an amount equal to 100% minus the Minimum Program Subordinated Percentage as of such date, times (iii) a fraction, the numerator of which is the aggregate Net Book Value of all Program Vehicles as of such date and the denominator of which is the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date, plus (b) the product of (i) the

Minimum Non-Program Subordinated Percentage, times (ii) a dollar amount equal to
(x) the aggregate Invested Amount for the Series 1995-1 Notes as of such date, minus the product of (A) the aggregate amount of cash and Permitted Investments in the Collection Account and the Master Collateral Account as of such date, times (B) a fraction, the numerator of which shall be the Invested Amount for the Series 1995-1 Notes as of such date and the denominator of which shall be the greater of (I) the Aggregate Asset Amount as of such date and (II) the sum of the Invested Amounts for all Series of Notes as of such date, divided by (y) an amount equal to 100% minus the Minimum Non-Program Subordinated Percentage as of such date, times (iii) a fraction, the numerator of which is the aggregate Net Book Value of all Non-Program Vehicles as of such date and the denominator of which is the aggregate Net Book Value of all Program Vehicles and Non-Program Vehicles as of such date.

            "Monthly Total Principal Allocation" means the sum of all Series 1995-1 Principal Allocations with respect to a Related Month.

            "Note Purchase Agreement" means the Note Purchase Agreement dated December 13, 1995 among Thrifty Finance, Thrifty and the Initial Purchasers pursuant to which each of the Initial Purchasers agrees to purchase the Notes from Thrifty Finance, subject to the terms and conditions set forth therein.

            "Permanent Global Class A Notes" has the meaning specified in
Section 6.1(b) of this Supplement.

            "Permanent Global Class A-1 Note" has the meaning specified in
Section 6.1(b) of this Supplement.

            "Permanent Global Class A-2 Note" has the meaning specified in
Section 6.1(b) of this Supplement.

            "Permanent Global Class B Notes" has the meaning specified in
Section 6.2(b) of this Supplement.

            "Permanent Global Class B-1 Note" has the meaning specified in
Section 6.2(b) of this Supplement.

            "Permanent Global Class B-2 Note" has the meaning specified in
Section 6.2(b) of this Supplement.

            "Pool Factor" means, on any Determination Date, (a) with respect to the Class A-1 Notes, a number carried out to eight decimals representing the ratio of the Class A-1 Invested Amount as of such date (determined after taking into account any decreases in the Class A-1 Invested Amount which will occur on the following Payment Date) to the Class A-1 Initial Invested Amount, (b) with respect to the Class A-2 Notes, a number carried out to eight decimals representing the ratio of the Class A-2 Invested Amount as of such date (determined after taking into account any decreases in the Class A-2 Invested Amount which will occur on the following Payment Date) to the Class A-2 Initial Invested Amount, (c) with respect to the Class B-1 Notes, a number carried out to eight decimals representing the ratio of the Class B-1 Invested Amount as of such date (determined after taking into account any decreases in the Class B-1 Invested Amount which will occur on the following Payment Date) to the Class B-1 Initial Invested Amount and (d) with respect to the Class B-2 Notes, a number carried out to eight decimals representing the ratio of the Class B-2 Invested Amount as of such date (determined after taking into account any decreases in the Class B-2 Invested Amount which will occur on the following Payment Date) to the Class B-2 Initial Invested Amount.

            "Purchaser Late Payment Losses" means, with respect to any Related Month, all payments required to be made by any person or entity in connection with the sale or other final disposition of Acquired Vehicles which are not made sixty (60) days after such payments are due, provided that such sixty (60) day periods expire during such Related Month.

            "Rating Agencies" means, with respect to the Series 1995-1 Notes, Standard & Poor's and Fitch.

            "Recoveries" means, with respect to any Related Month, the sum (without duplication) of (i) all amounts received by Thrifty Finance, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) from any Person during such Related Month in respect of Losses, plus (ii) the excess, if any, of (x) the aggregate amount of Disposition Proceeds received during such Related Month by Thrifty Finance, the Master Collateral Agent or the Trustee (including by deposit into the Collection Account or the Master Collateral Account) and resulting from the sale or other final disposition of Acquired Vehicles (other than pursuant to Vehicle Disposition Programs) plus any Termination Payments that have accrued with respect to such Vehicles over (y) the Net Book Values of such Vehicles, calculated on the dates of the respective sales or dispositions thereof.

            "Repurchase Date" has the meaning specified in Section 7.1(a) of this Supplement.

            "Repurchase Price" has the meaning specified in Section 7.1(b) of this Supplement.

            "Requisite Class A Noteholders" means Class A Noteholders holding 25% or more of the Class A Invested Amount.

            "Retained Interest Percentage" means, on any date of determination, when used with respect to Principal Collections, Recoveries and Losses, an amount equal to one hundred percent minus the sum of (i) the invested percentages for all outstanding Series of Notes and all classes of such Series of Notes and (ii) the available subordinated amount percentages for all Series of Notes that provide for credit enhancement in the form of overcollateralization, in each case as such percentages are calculated on such date with respect to Principal Collections, Recoveries or Losses, as applicable.

            "Restricted Global Class A Notes" has the meaning specified in
Section 6.1(a) of this Supplement.

            "Restricted Global Class A-1 Note" has the meaning specified in
Section 6.1(a) of this Supplement.

            "Restricted Global Class A-2 Note" has the meaning specified in
Section 6.1(a) of this Supplement.

            "Restricted Global Class B Notes" has the meaning specified in
Section 6.2(a) of this Supplement.

            "Restricted Global Class B-1 Note" has the meaning specified in
Section 6.2(a) of this Supplement.

            "Restricted Global Class B-2 Note" has the meaning specified in
Section 6.2(a) of this Supplement.

            "Series 1995-1 Accrued Interest Account" has the meaning specified in Section 4.6(c) of the Base Indenture.

            "Series 1995-1 Available Subordinated Amount" means, for any date of determination, an amount equal to (a) the Series 1995-1 Available Subordinated Amount for the preceding Determination Date, minus (b) the Series 1995-1 Available Subordinated Amount Incremental Losses for the Related Month, plus (c) the Series 1995-1 Available Subordinated Amount Incremental Recoveries for the Related Month, plus (d) additional amounts, if any, contributed by Thrifty Finance since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1995-1 Closing Date) to the Series 1995-1 Excess Funding Account for allocation to the Series 1995-1 Available Subordinated Amount, plus (e) the aggregate Net Book Value of additional Eligible Vehicles contributed by Thrifty since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1995-1 Closing
Date) as Master Collateral for allocation to the Series 1995-1 Available Subordinated Amount pursuant to Section 4.7(d)(E), minus (f) any amounts withdrawn from the Series 1995-1 Excess Funding Account since the preceding Determination Date (or in the case of the first Determination Date, since the Series 1995-1

Closing Date) for allocation to the Retained Distribution Account. The "Series 1995-1 Available Subordinated Amount" for the Series 1995-1 Closing Date through the first Determination Date shall mean $35,000,000.

            "Series 1995-1 Available Subordinated Amount Incremental Losses" means, for any Related Month, the sum of all Losses that became Losses during such Related Month and which were allocated to the Series 1995-1 Available Subordinated Amount.

            "Series 1995-1 Available Subordinated Amount Incremental Recoveries" means, for any Related Month, the sum of all Recoveries that became Recoveries during such Related Month and which were allocated to the Series 1995-1 Available Subordinated Amount.

            "Series 1995-1 Available Subordinated Amount Maximum Increase" shall mean 1.1% of the sum of (x) the total of the Invested Amounts of all the outstanding Series of Notes plus (y) the sum of the minimum subordinated amounts of all the outstanding Series of Notes that provide for credit enhancement in the form of overcollateralization; provided, however, that if (i) a Series 1995-1 Subordination Deficiency arises out of any Losses and (ii) the Rating Agencies shall have notified Thrifty Finance and the Trustee in writing that after cure of such Series 1995-1 Subordination Deficiency is provided for, the Class A Notes and the Class B Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 1995-1 Subordination Deficiency, then the Series 1995-1 Available Subordinated Amount Maximum Increase applicable to the cure of such Series 1995-1 Subordination Deficiency shall not be limited in amount.

            "Series 1995-1 Available Subordinated Amount Percentage" means, on any date of determination:

                  (a) when used with respect to Principal Collections during the Series 1995-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which shall be equal to the Series 1995-1 Available Subordinated Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, on the Series 1995-1 Closing Date and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (b) when used with respect to Principal Collections during the Series 1995-1 Controlled Amortization Period and the Series 1995-1 Rapid Amortization Period, the percentage equivalent of a fraction, the numerator of which shall be the Series 1995-1 Available Subordinated Amount as of the end of the Series 1995-1 Revolving Period relating to the Series 1995-1 Notes then in amortization, and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Principal Collections (for all Series of Notes and all classes of such Series of Notes) and (ii) available subordinated amount percentages for allocations with respect to Principal Collections (for all Series of Notes that provide for credit enhancement in the form of overcollateralization);

                  (c) when used with respect to Recoveries, the percentage equivalent of a fraction, the numerator of which shall be the cumulative amount of all unreimbursed Losses allocated to the Series 1995-1 Available Subordinated Amount as of the end of the second preceding Related Month and the denominator of which shall be the cumulative amount of all unreimbursed Losses for the Noteholders of all Series of Notes and the Retained Interestholder (including all unreimbursed Losses in respect of available subordinated amounts, if any, for all Series) as of the end of such second preceding Related Month; and

                  (d) when used with respect to Losses, the percentage equivalent of a fraction, the numerator of which shall be the Series 1995-1 Available Subordinated Amount as of the end of the second preceding Related Month and the denominator of which shall be the greater of (A) the Aggregate Asset Amount as of the end of the second preceding Related Month or, until the end of the second Related Month, as of the Series 1995-1 Closing Date, and (B) as of the same date as in clause (A), the sum of the numerators used to determine (i) invested percentages for allocations with respect to Losses for all Series of Notes and all classes of such Series of Notes and (ii) available subordinated amount percentages for allocations with respect to Losses (for all Series of Notes that provide for credit enhancement in the form of overcollateralization).

            "Series 1995-1 Closing Date" means December 21, 1995.

            "Series 1995-1 Collection Account" has the meaning specified in
Section 4.6(b) of the Base Indenture.

            "Series 1995-1 Controlled Amortization Period" means any or all of the Class A-1 Controlled Amortization Period, the Class A-2 Controlled Amortization Period, the Class B-1 Controlled Amortization Period and the Class B-2 Controlled Amortization Period, as the context requires.

            "Series 1995-1 Deposit Date" has the meaning specified in Section
4.7 of the Base Indenture.

            "Series 1995-1 Excess Funding Account" has the meaning specified in "Section 4.6(b) of the Base Indenture.

            "Series 1995-1 Interest Period" means a period from a Payment Date to the next succeeding Payment Date; provided, however, that the initial Series 1995-1 Interest Period shall be from the Series 1995-1 Closing Date to the initial Payment Date.

            "Series 1995-1 Limited Liquidation Event of Default" means, so long as such event or condition continues, any event or condition of the type specified in Section 4.1 of this Supplement that continues for thirty (30) days (without double counting the five (5) Business Day cure period provided for in said Section 4.1); provided, however, that such event or condition shall not constitute a Series 1995-1 Limited Liquidation Event of Default if (i) within such thirty (30) day period, Thrifty Finance shall have contributed a portion of the Retained Interest or reallocated Eligible Vehicles from the Retained Interest to the Series 1995-1 Available Subordinated Amount in accordance with
Section 4.7(d)(E) sufficient to cure the Series 1995-1 Subordination Deficiency and (ii) the Rating Agencies shall have notified Thrifty Finance, Thrifty and the Trustee in writing that after such cure of such Series 1995-1 Subordination Deficiency is provided for, the Class A Notes and the Class B Notes will each receive the same rating from the Rating Agencies as they received prior to the occurrence of such Series 1995-1 Subordination Deficiency.

            "Series 1995-1 Monthly Servicing Fee" means the sum of (a) the Class A Investor Monthly Servicing Fee, plus (b) the Class B Investor Monthly Servicing Fee, plus (c) the Class A Monthly Supplemental Servicing Fee, plus (d) the Class B Monthly Supplemental Servicing Fee.

            "Series 1995-1 Note Prepayment Premium" has the meaning specified in
Section 7.1(c) of this Supplement.

            "Series 1995-1 Noteholders" means the Class A Noteholders and the Class B Noteholders.

            "Series 1995-1 Notes" has the meaning specified in the first paragraph of Article 1 of this Supplement.

            "Series 1995-1 Principal Allocation" has the meaning specified in
Section 4.7(a)(x)(ii) of the Base Indenture.

            "Series 1995-1 Rapid Amortization Period" means the period beginning at the close of business on the Business Day immediately preceding the day on which an Amortization Event is deemed to have occurred with respect to the Series 1995-1 Notes and ending upon the earliest to occur of (i) the date on which the Series 1995-1 Notes are fully paid, (ii) the Series 1995-1 Termination Date and (iii) the termination of the Indenture.

            "Series 1995-1 Revolving Period" means, with respect to any class of the Series 1995-1 Notes, the period from and including the Series 1995-1 Closing Date to the earlier of (i) the commencement of the Series 1995-1 Controlled Amortization Period related to such class of Notes and (ii) the commencement of the Series 1995-1 Rapid Amortization Period.

            "Series 1995-1 Subordination Deficiency" means, with respect to any date of determination, calculated on each Business Day, the amount, if any, by which the Minimum Subordinated Amount exceeds the Series 1995-1 Available Subordinated Amount.

            "Series 1995-1 Termination Date" means, with respect to the Class A-1 Notes and B-1 Notes, the November 1999 Payment Date, and with respect to the Class A-2 Notes and the Class B-2 Notes, the August 2001 Payment Date.

            "Temporary Global Class A Notes" has the meaning specified in
Section 6.1(b) of this Supplement.

            "Temporary Global Class A-1 Note" has the meaning specified in
Section 6.1(b) of this Supplement.

            "Temporary Global Class A-2 Note" has the meaning specified in
Section 6.1(b) of this Supplement.

            "Temporary Global Class B Notes" has the meaning specified in
Section 6.2(b) of this Supplement.

            "Temporary Global Class B-1 Note" has the meaning specified in
Section 6.2(b) of this Supplement.

            "Temporary Global Class B-2 Note" has the meaning specified in
Section 6.2(b) of this Supplement.

            "Waiver Deficiency" means, as of the applicable Consent Period Expiration Date, an amount, if greater than zero, calculated in accordance with the following formula:

                                (CA*B) + (CA*MSA) - (CB*A) - (ASA*A)
      Waiver Deficiency =   ____________________________________________________
                                                B + MSA

where "A" refers to the Class A Invested Amount, "B" refers to the Class B Invested Amount, "MSA" refers to the Minimum Subordinated Amount, "CA" refers to the invested amount of the Notes of the consenting Class A Noteholders, "CB" refers to the invested amount of the Notes of the consenting Class B Noteholders and "ASA" refers to the Series 1995-1 Available Subordinated Amount, in each case as of such Consent Period Expiration Date.

            "Waiver Event" means the occurrence of the delivery of a Change of Percentage Notice and the subsequent waiver of the Maximum Non-Program Percentage and/or the Maximum Manufacturer Percentage, as applicable, in accordance with the provisions of Article 5 of this Supplement.

                                    ARTICLE 3

                           ARTICLE 4 OF BASE INDENTURE

            Any provisions of Article 4 of the Base Indenture which allocate and apply Collections shall continue to apply irrespective of the issuance of the Series 1995-1 Notes. Sections 4.1 through 4.5 of the Base Indenture shall be read in their entirety as provided in the Base Indenture. Article 4 of the Base Indenture (except for Sections 4.1 through 4.5 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1995-1 Notes.

                                    ARTICLE 4

                    ALLOCATION AND APPLICATION OF COLLECTIONS

            Section 4.6. Establishment of Series 1995-1 Collection Account, Series 1995-1 Excess Funding Account, and Series 1995-1 Accrued Interest Account.

                  (a) All Collections allocable to the Class A Notes, the Class B Notes and the Series 1995-1 Available Subordinated Amount shall be allocated to the Collection Account.

                  (b) The Trustee will create two administrative sub-accounts within the Collection Account. One sub-account will be established for the benefit of the Series 1995-1 Noteholders (such sub-account, the "Series 1995-1 Collection Account"); the other sub-account will be established for the benefit of the Series 1995-1 Noteholders and the Retained Interestholder (such sub-account, the "Series 1995-1 Excess Funding Account").

                  (c) The Trustee will further divide the Series 1995-1 Collection Account by creating an additional administrative sub-account for the Series 1995-1 Noteholders (such sub-account, the "Series 1995-1 Accrued Interest Account").

            Section 4.7. Allocations with Respect to the Series 1995-1 Notes. The proceeds from the sale of the Series 1995-1 Notes, together with any funds deposited with Thrifty Finance by Thrifty, will, on the Series 1995-1 Closing Date, be deposited as Collections into the Collection Account and, concurrently with such initial deposit, allocated by the Trustee to the Series 1995-1 Excess Funding Account. On each Business Day on which Collections are deposited into the Series 1995-1 Collection Account (each such date, a "Series 1995-1 Deposit Date"), the Servicer will direct the Trustee in writing to allocate all amounts deposited into the Series 1995-1 Collection Account in accordance with the provisions of this Section 4.7:

            (a) Allocations During the Revolving Period. During the Series 1995-1 Revolving Period, the Servicer will direct the Trustee to allocate, prior to 3:00 p.m. (New York City time) on each Series 1995-1 Deposit Date, all amounts deposited into the Collection Account as set forth below:

                  (x) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                        (i) allocate to the Series 1995-1 Collection Account an
                  amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Interest Collections on such day. All such amounts allocated to the Series 1995-1 Collection Account shall be further allocated to the Series 1995-1 Accrued Interest Account; provided, however, that if with respect to any Related Month the aggregate of all such amounts allocated to the Series 1995-1 Accrued Interest Account during such Related Month exceeds the amount of interest and fees due and payable in respect of the Series 1995-1 Notes on the Payment Date next succeeding such Related Month pursuant to Sections 4.8(a), (b), and (c), then the amount of such excess shall be allocated to the Series 1995-1 Excess Funding Account;

                        (ii) allocate to the Series 1995-1 Excess Funding
                  Account an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Principal Collections on such day, plus (C) the Series 1995-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Principal Collections on such day (for any such day, the sum of (A), (B), and (C) the "Series 1995-1 Principal Allocation"); provided, however, that if a Waiver Event shall have occurred, then such allocation shall be modified as provided in Article 5 of the Supplement; and

                        (iii) allocate to the Retained Distribution Account an
                  amount equal to (x) the applicable Retained Interest Percentage (as of such day) of the aggregate amount of Principal Collections on such date, minus (y) any amounts, other than Servicing Fees, which have been withheld by the Servicer pursuant to Section 4.2(c) to the extent such amounts withheld under Section 4.2(c) represent all or part of the Retained Amount;

                  (y)  with respect to all Recoveries:

                        (i) increase the Class A-1 Invested Amount, the Class
                  A-2 Invested Amount, the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Series 1995-1 Available Subordinated Amount by an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, plus (C) the Series 1995-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Recoveries on such day, which amount shall be applied first, to replenish the Class A-1 Invested Amount and the Class A-2

                  Invested Amount, on a pro rata basis (to the extent that the Class A-1 Invested Amount and the Class A-2 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)); second, to replenish the Class B-1 Invested Amount and the Class B-2 Invested Amount, on a pro rata basis (to the extent that the Class B-1 Invested Amount and the Class B-2 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)); and, third, to replenish the Series 1995-1 Available Subordinated Amount (to the extent that the Series 1995-1 Available Subordinated Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)); and

                        (ii) allocate to the Retained Amount an amount equal to
                  the Retained Interest Percentage (as of such day) of the aggregate amount of Recoveries on such date (to the extent that the Retained Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y));

                  (z)  with respect to all Losses:

                        (i) decrease the Class A-1 Invested Amount, the Class
                  A-2 Invested Amount, the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Series 1995-1 Available Subordinated Amount by an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus (C) the Series 1995-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Losses on such day, which amount shall reduce the Series 1995-1 Available Subordinated Amount and, if the Series 1995-1 Available Subordinated Amount has been reduced to zero, shall reduce the Class B-1 Invested Amount and the Class B-2 Invested Amount on a pro rata basis and, if the Class B-1 Invested Amount and the Class B-2 Invested Amount have been reduced to zero, shall reduce the Class A-1 Invested Amount and the Class A-2 Invested Amount on a pro rata basis; and

                        (ii) allocate to the Retained Amount an amount equal to
                  the Retained Interest Percentage (as of such day) of the aggregate amount of such Losses on such day, which amount shall reduce the Retained Amount.

            (b) Allocations During the Series 1995-1 Controlled Amortization Period. During the Series 1995-1 Controlled Amortization Period, the Servicer will direct the Trustee to allocate, prior to 3:00 p.m. (New York City time) on each Series 1995-1 Deposit Date, the following amounts as set forth below:

                  (x) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                        (i) allocate to the Series 1995-1 Collection Account an
                  amount determined as set forth in Section 4.7(a)(x)(i) above for such day, which amount shall be deposited in the Series 1995-1 Accrued Interest Account and, as to the extent provided in Section 4.7(a)(x)(i) above, allocated to the Series 1995-1 Excess Funding Account;

                        (ii) (A) during the Class A-1 Controlled Amortization
                  Period, allocate to the Series 1995-1 Collection Account an amount equal to the Series 1995-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-1 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A-1 Controlled Distribution Amount for the Related Month such excess shall be allocated to the Series 1995-1 Excess Funding Account; provided, further, that if a Waiver Event has theretofore occurred, then such allocation shall be modified as provided under Article 5 of the Supplement, (B) during the Class A-2 Controlled Amortization Period, allocate to the Series 1995-1 Collection Account an amount equal to the Series 1995-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect of the Class A-2 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class A-2 Controlled Distribution Amount for the Related Month, then such excess shall be allocated to the Series 1995-1 Excess Funding Account; provided, further, that if a Waiver Event has theretofore occurred, then such allocation shall be modified as provided under Article 5 of the Supplement, (C) during the Class B-1 Controlled Amortization Period, allocate to the Series 1995-1 Collection Account an amount equal to the Series 1995-1 Principal Allocation for such day, which amount shall be used to make principal payments in respect to the Class B-1 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class B-1 Controlled Distribution Amount, then such excess shall be allocated to the Series 1995-1 Excess Funding Account for the Related Month; provided, further, that if a Waiver Event has theretofore occurred, then such allocation shall be modified as provided in Article 5 of the Supplement, and (D) during the Class B-2 Controlled Amortization Period, allocate to the Series 1995-1 Collection Account an amount equal to the Series 1995-1 Principal Allocation for such day which amount shall be used to make principal payments in respect of the Class B-2 Notes; provided, however, that if the Monthly Total Principal Allocation exceeds the Class B-2 Controlled Distribution Amount for the Related Month, then such excess will be allocated to the Series 1995-1 Excess Funding Account; provided, further, however, if a Waiver Event has theretofore occurred, then such allocation shall be modified as provided in Article 5 of the Supplement; and

                        (iii) allocate to the Retained Distribution Account an
                  amount determined as set forth in Section 4.7(a)(x)(iii) above for such day;

                  (y)  with respect to all Recoveries:

                        (i) increase the Class A-1 Invested Amount, the Class
                  A-2 Invested Amount, the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Series 1995-1 Available Subordinated Amount by an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, plus (C) the Series 1995-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Recoveries on such day, which amount shall be applied first, to replenish the Class A-1 Invested Amount and the Class A-2 Invested Amount, on a pro rata basis (to the extent that the Class A-1 Invested Amount and the Class A-2 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y); second, to replenish the Class B-1 Invested Amount and the Class B-2 Invested Amount on a pro rata basis (to the extent that the Class B-1 Invested Amount and the Class B-2 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)); and, third, to replenish the Series 1995-1 Available Subordinated Amount (to the extent that the Series 1995-1 Available Subordinated Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)); and

                        (ii) allocate to the Retained Amount an amount equal to
                  the Retained Interest Percentage (as of such day) of the aggregate amount of Recoveries on such date (to the extent that the Retained Amount has theretofore been reduced as a result of any Losses allocated thereto as described in clause
                  (z) below);

                  (z)  with respect to all Losses:

                        (i) decrease the Class A-1 Invested Amount, the Class
                  A-2 Invested Amount, the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Series 1995-1 Available Subordinated Amount by an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus (C) the Series 1995-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Losses on such day, which amount shall reduce the Series 1995-1 Available Subordinated Amount and, if the Series 1995-1 Available Subordinated Amount has been reduced to zero, shall reduce the Class B-1 Invested Amount and the Class B-2 Invested Amount on a pro rata basis and, if the Class B-2 Invested Amount and the Class B-2 Invested Amount have been reduced to zero, shall reduce the Class A-1 Invested Amount and the Class A-2 Invested Amount on a pro rata basis; and

                        (ii) allocate to the Retained Amount an amount
                  determined as set forth in Section 4.7(a)(z)(ii) above for such day, which amount shall reduce the Retained Amount.

            (c) Allocations During the Series 1995-1 Rapid Amortization Period. With respect to the Series 1995-1 Rapid Amortization Period, the Servicer will direct the Trustee to allocate, prior to 3:00 p.m. (New York City time) on each Series 1995-1 Deposit Date, the following amounts as set forth below:

                  (x) with respect to all Collections (including Recoveries, all of which Recoveries shall be treated as Principal Collections):

                        (i) allocate to the Series 1995-1 Collection Account an
                  amount determined as set forth in Section 4.7(a)(x)(i) above for such day, which amount shall be deposited in the Series 1995-1 Accrued Interest Account and, as and to the extent provided in Section 4.7(a)(x)(i) above, allocated to the Series 1995-1 Excess Funding Account;

                        (ii) allocate to the Series 1995-1 Collection Account an
                  amount equal to the Series 1995-1 Principal Allocation for such day, which amount shall be used to make principal payments on a pro rata basis in respect of the Class A Notes and, after the Class A Notes have been paid in full, shall be used to make principal payments in respect of the Class B Notes; and

                        (iii) allocate to the Retained Distribution Account an
                  amount determined as set forth in Section 4.7(a)(x)(iii) above for such day;

                  (y)  with respect to all Recoveries:

                        (i) increase the Class A-1 Invested Amount, the Class
                  A-2 Invested Amount, the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Series 1995-1 Available Subordinated Amount by an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Recoveries on such day, plus (C) the Series 1995-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Recoveries on such day, which amount shall be applied first, to replenish the Class A-1 Invested Amount and the Class A-2

                  Invested Amount on a pro rata basis (to the extent that the Class A-1 Invested Amount and the Class A-2 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)); second, to replenish the Class B-1 Invested Amount and the Class B-2 Invested Amount on a pro rata basis (to the extent that the Class B-1 Invested Amount and the Class B-2 Invested Amount have theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)), and, third, to replenish the Series 1995-1 Available Subordinated Amount (to the extent that the Series 1995-1 Available Subordinated Amount has theretofore been reduced as a result of any Losses allocated thereto pursuant to clause (z) below and not replenished pursuant to this clause (y)); and

                        (ii) allocate to the Retained Amount an amount equal to
                  the Retained Interest Percentage (as of such day) of the aggregate amount of Recoveries on such date (to the extent that the Retained Amount has theretofore been reduced as a result of any Losses allocated thereto as described in clause
                  (z) below and not replenished pursuant to this clause (y); and

                  (z)  with respect to all Losses:

                        (i) decrease the Class A-1 Invested Amount, the Class
                  A-2 Invested Amount, the Class B-1 Invested Amount, the Class B-2 Invested Amount and the Series 1995-1 Available Subordinated Amount by an amount equal to the sum of (A) the Class A Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus (B) the Class B Invested Percentage (as of such day) of the aggregate amount of Losses on such day, plus (C) the Series 1995-1 Available Subordinated Amount Percentage (as of such day) of the aggregate amount of Losses on such day, which amount shall reduce the Series 1995-1 Available Subordinated Amount and, if the Series 1995-1 Available Subordinated Amount has been reduced to zero, shall reduce the Class B-1 Invested Amount and the Class B-2 Invested Amount on a pro rata basis and, if the Class B-1 Invested Amount and the Class B-2 Invested Amount been reduced to zero, shall reduce the Class A-1 Invested Amount and the Class A-2 Invested Amount on a pro rata basis; and

                        (ii) allocate to the Retained Amount an amount
                  determined as set forth in Section 4.7(a)(z)(ii) above for such day, which amount shall reduce the Retained Amount.

            (d) Additional Allocations. Notwithstanding the foregoing provisions of this Section 4.7,

            (A) amounts in excess of the Liquidity Amount allocated to the Series 1995-1 Excess Funding Account that are not required to make payments under the Series 1995-1 Notes pursuant hereto may, as and to the extent permitted in the related Supplements, be used to pay the principal amount of other Series of Notes that are then in amortization and, after such payment, any remaining funds in excess of the Liquidity Amount may, at Thrifty Finance's option, be (i) used to finance or acquire Vehicles, to the extent Eligible Vehicles have been requested by the Lessee or (ii) transferred, on any Payment Date, to the Retained Distribution Account, to the extent that the Retained Amount equals or exceeds zero after giving effect to such payment and so long as no Series 1995-1 Subordination Deficiency or Asset Amount Deficiency exists or would result therefrom; provided, however, that funds in excess of the Liquidity Amount may be transferred to the Retained Distribution Account on a day other than a Payment Date if the Servicer furnishes to the Trustee an Officer's Certificate to the effect that such transfer will not cause any of the foregoing deficiencies to occur either on the date that such transfer is made or, in the reasonable anticipation of the Servicer, on the next Payment Date. Funds in the Retained Distribution Account shall, at the option of Thrifty Finance, be available to finance or acquire Vehicles, to the extent Eligible Vehicles have been requested by the Lessee, or for distribution to the Retained Interestholder (including any advances made under the Demand Note);

            (B) in the event that the Servicer is not Thrifty or an Affiliate of Thrifty, the Servicer shall not be entitled to withhold any amounts pursuant to Section 4.2(c) and the Trustee shall deposit amounts payable to Thrifty in the Collection Account pursuant to the provisions of Section
      4.2 on each Series 1995-1 Deposit Date;

            (C) any amounts withheld by the Servicer and not deposited in the Collection Account pursuant to Section 4.2(c) shall be deemed to be deposited in the Collection Account on the date such amounts are withheld for purposes of determining the amounts to be allocated pursuant to this Section 4.7;

            (D) if there is more than one Series of Notes outstanding, then Sections 4.7(a)(x)(iii), 4.7(b)(x)(iii) and 4.7(c)(x)(iii) above shall not be duplicative with any similar provisions contained in any other Supplement and the Retained Interestholder shall only be paid such amount once with respect to any Payment Date; and

            (E) Thrifty Finance may, from time to time in its sole discretion, increase the Series 1995-1 Available Subordinated Amount by (a) (i) allocating to the Series 1995-1 Available Subordinated Amount Eligible Vehicles theretofore allocated to the Retained Interest and (ii) delivering to the Trustee an Officer's Certificate affirming with respect to such Vehicles the representations and warranties set forth in Section
      6.14 (and an Opinion of Counsel to the same effect) or (b) (i) depositing funds into the Series 1995-1 Excess Funding Account by transfer from the Retained Distribution Account or otherwise, and (ii) delivering to the Servicer and the Trustee an Officers' Certificate setting forth the amount of such funds and stating that such funds shall be allocated to the Series 1995-1 Available Subordinated Amount; provided, however, that (x) Thrifty Finance shall have no obligation to so increase the Series 1995-1 Available Subordinated Amount at any time and (y) Thrifty Finance may not increase the Series 1995-1 Available Subordinated Amount at any time if the amount of such increase, together with the sum of the amounts of all prior increases, if any, of the Series 1995-1 Available Subordinated Amount would exceed the applicable Series 1995-1 Available Subordinated Amount Maximum Increase, excluding from such calculation any increase in the Series 1995-1 Available Subordinated Amount (1) through Recoveries or from funds constituting repayments of principal under the Demand Note, (2) pursuant to Section 5.2(a) of the Supplement or (3) relating to an increase in the Minimum Subordinated Amount that results from (a) an increase in the ratio of Non-Program Vehicles to all Vehicles, (b) a reduction in the aggregate amount of cash and Permitted Investments in the Collection Account and the Master Collateral Account, or (c) a decrease in the amount of the lowest Measurement Month Average of any full Measurement Month within the twelve calendar months preceding the applicable determination date.

            Section 4.8. Monthly Payments.

            On each Determination Date, as provided below, the Servicer shall instruct the Paying Agent to withdraw, and on the following Payment Date the Paying Agent, acting in accordance with such instructions, shall withdraw the amounts required to be withdrawn from the Collection Account pursuant to Sections 4.8(a), (b) and (c) below in respect of all funds available from Interest Collections processed since the preceding Payment Date and allocated to the holders of the Series 1995-1 Notes.

            (a) Note Interest with respect to the Class A Notes. On each Determination Date, the Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1995-1 Accrued Interest Account the lesser of (i) the amount on deposit in the Series 1995-1 Accrued Interest Account and (ii) an amount (the "Class A Interest Amount") equal to the sum of (x) an amount equal to the interest accrued for the related Interest Period which will be equal to the sum of (A) the product of (1) the Class A-1 Rate for the related Series 1995-1 Interest Period, (2) the Aggregate Principal Balance of the Class A-1 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class A-1 Initial Invested Amount), and
(3) the actual number of days in such Series 1995-1 Interest Period divided by 360, plus (B) the product of (1) the Class A-2 Rate for the related Series 1995-1 Interest Period, (2) the Aggregate Principal Balance of the Class A-2 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class A-2 Initial Invested Amount), divided by twelve, plus (y) an amount equal to the amount of any unpaid Class A Deficiency Amount (defined below) as of the preceding Payment Date (together with any accrued interest on such Class A Deficiency Amount). On such Determination Date, the Servicer shall further instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1995-1 Excess Funding Account the lesser of (i) the amount in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account and (ii) the excess, if any, of the Class A Interest Amount over the amount withdrawn from the Series 1995-1 Accrued Interest Account pursuant to the preceding sentence. If the sum of the funds available in the Series 1995-1 Accrued Interest Account and any funds in excess of the Liquidity Amount available in the Series 1995-1 Excess Funding Account are insufficient to pay the Class A Interest Amount on any Payment Date, payments of interest to the Class A Noteholders will be reduced by the amount of such shortfall. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class A Deficiency Amount." Interest shall accrue on the Class A Deficiency Amount at the applicable Class A Note Rate. On the following Payment Date, the Trustee shall withdraw the Class A Interest Amount from the Series 1995-1 Accrued Interest Account and, to the extent provided above, from the Series 1995-1 Excess Funding Account, and shall deposit such amount in the Class A Distribution Account.

            (b) Note Interest with respect to the Class B Notes. On each Determination Date, the Servicer shall instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1995-1 Accrued Interest Account (subject to the provisions of Section 4.14) the lesser of (i) the amount remaining on deposit in the Series 1995-1 Accrued Interest Account after withdrawal of the amounts specified in clause (a) above and (ii) an amount (the "Class B Interest Amount") equal to the sum of (x) an amount equal to the interest accrued for the related Series 1995-1 Interest Period which will be equal to the product of (A) the product of (1) the Class B-1 Rate for the related Series 1995-1 Interest Period, (2) the Aggregate Principal Balance of the Class B-1 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class B-1 Initial Invested Amount), and (3) the actual number of days in such Series 1995-1 Interest Period divided by 360, plus (B) the product of (1) the Class B-2 Rate for the related Series 1995-1 Interest Period,
(2) the Aggregate Principal Balance of the Class B-2 Notes as of the previous Payment Date after giving effect to any principal payments made on such Payment Date (or in the case of the initial Payment Date, the Class B-2 Initial Invested Amount), and (3) the actual number of days elapsed in such Series 1995-1 Interest Period divided by 360, plus (y) an amount equal to the amount of any unpaid Class B Deficiency Amount (defined below) as of the preceding Payment Date (together with any accrued interest on such Class B Deficiency Amount). On such Determination Date, the Servicer shall further instruct the Trustee or the Paying Agent to withdraw on the next succeeding Payment Date from the Series 1995-1 Excess Funding Account the lesser of (i) the amount in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account after withdrawal of the amounts specified in clause (a) above and (ii) the excess, if any, of the Class B Interest Amount over the amount withdrawn from the Series 1995-1 Accrued Interest Account pursuant to the preceding sentence. If the sum of the funds in excess of the Liquidity Amount available in the Series 1995-1 Accrued Interest Account and any funds in excess of the Liquidity Amount available in the Series 1995-1 Excess Funding Account (subject to the provisions of Section 4.14) are insufficient to pay the Class B Interest Amount on any Payment Date, payments of interest to the Class B Noteholders will be reduced by the amount of such shortfall. The amount, if any, of such shortfall on any Payment Date shall be referred to as the "Class B Deficiency Amount". Interest shall accrue on the Class B Deficiency Amount at the Class B Note Rate. On the following Payment Date, provided that all payments on account of interest that are required to be made to the Class A Noteholders are available in the Class A Distribution Account (including, without limitation, all accrued interest, the Class A Deficiency Amount, and all interest accrued on such Class A Deficiency Amount), the Trustee shall withdraw the Class B Interest Amount from the Series 1995-1 Accrued Interest Account and, to the extent provided above, from the Series 1995-1 Excess Funding Account, and shall deposit such amount in the Class B Distribution Account.

            (c) Servicing Fee. On each Payment Date, the Servicer shall, after making all distributions required to be made pursuant to Sections 4.8(a) and
(b), or in the event that on the related Determination Date Thrifty shall no longer be the Servicer, prior to such deposits being made, instruct the Trustee and the Paying Agent to withdraw from the Series 1995-1 Accrued Interest Account an amount equal to (i) the Class A Investor Monthly Servicing Fee (and any Class A Monthly Supplemental Servicing Fee) accrued during the preceding Interest Period, plus (ii) the Class B Investor Monthly Servicing Fee (and any Class B Monthly Supplemental Servicing Fee) accrued during the preceding Interest Period, plus (iii) all accrued and unpaid Class A Investor Monthly Servicing Fees (and any accrued and unpaid Class A Monthly Supplemental Servicing Fees) and all accrued and unpaid Class B Investor Monthly Servicing Fees (and any accrued and unpaid Class B Monthly Supplemental Servicing Fees) in respect of previous periods. On the following Payment Date, the Trustee shall withdraw such amount from the Series 1995-1 Accrued Interest Account and remit such amount to the Servicer.

            Section 4.9. Payment of Note Interest.

            (a) Class A Notes. On each Payment Date the Paying Agent shall, in accordance with Section 5.1 and the Servicer's most recent Monthly Certificate, pay to the Class A Noteholders from the Class A Distribution Account the amount deposited in the Class A Distribution Account for the payment of the Class A Interest Amount.

            (b) Class B Notes. On each Payment Date the Paying Agent shall, in accordance with Section 5.1 and the Servicer's most recent Monthly Certificate, but subject to Section 4.14, pay to the Class B Noteholders from the Class B Distribution Account the amount deposited in the Class B Distribution Account for the payment of the Class B Interest Amount.

            Section 4.10. Payment of Note Principal.

            (a) Class A Notes.

                  (i) Commencing on the second Determination Date after the
            commencement of the Class A-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1995-1 Rapid Amortization Period, the Servicer shall instruct the Trustee and the Paying Agent as to (x) the Class A-1 Controlled Distribution Amount for the Related Month,

            (y) the amount allocated to the Class A-1 Notes during the Related Month pursuant to Section 4.7(b)(x)(ii) or 4.7(c)(x)(ii) and (z) the amount, if any, by which the amount in clause (x) above exceeds the amount in clause (y) above (the amount of such excess the "Class A-1 Controlled Distribution Amount Deficiency"). Commencing on the second Payment Date after the commencement of the Class A-1 Controlled Amortization Period or the first Payment Date after the commencement of the Series 1995-1 Rapid Amortization Period, the Trustee shall (A) withdraw from the Series 1995-1 Collection Account an amount equal to the lesser of the amounts specified in clauses
            (x) and (y) of the preceding sentence, and (B) withdraw from funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account, an amount equal to the lesser of (I) the Class A-1 Controlled Distribution Amount Deficiency and (II) the amount of uninvested funds in excess of the Liquidated Amount on deposit in the Series 1995-1 Excess Funding Account on such Payment Date after giving effect to any withdrawals therefrom pursuant to
            Section 4.8(a) and 4.8(b), and deposit such amounts in the Class A Distribution Account, to be paid, pro rata, to the Class A-1 Noteholders; provided, however, that on the final Payment Date for the Class A-1 Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the Class A-1 Invested Amount as of such date. The Invested Amount of all Outstanding Class A-1 Notes shall be due and payable on the Series 1995-1 Termination Date.

                  (ii) Commencing on the second Determination Date after the commencement of the Class A-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1995-1 Rapid Amortization Period, the Servicer shall instruct the Trustee or the Paying Agent as to (x) the Class A-2 Controlled Distribution Amount for the Related Month, (y) the amount allocated to the Class A-2 Notes during the Related Month pursuant to Section 4.7(b)(x)(ii) or 4.7(c)(x)(ii) and (z) the amount, if any, by which the amount in clause (x) above exceeds the amount in clause (y) above (the amount of such excess, the "Class A-2 Controlled Distribution Amount Deficiency"). Commencing on the second Payment Date after the commencement of the Class A-2 Controlled Amortization Period or the first Payment Date after the commencement of the Series 1995-1 Rapid Amortization Period, the Trustee shall (A) withdraw from the Series 1995-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (x) and (y) of the preceding sentence, and (B) withdraw from funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account, an amount equal to the lesser of (I) the Class A-2 Controlled Distribution Amount Deficiency and (II) the amount of uninvested funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account on such Payment Date after giving effect to any withdrawals therefrom pursuant to Section 4.8(a) and 4.8(b) and deposit such amounts in the Class A Distribution Account, to be paid, pro rata, to the Class A-2 Noteholders; provided, however, that on the final Payment Date for the Class A-2 Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the Class A-2 Invested Amount as of the end such date. Subject to Section 4.14, the Invested Amount of all Outstanding Class A-2 Notes shall be due and payable on the Series 1995-1 Termination Date.

                  (iii) On each Payment Date occurring on or after the date a withdrawal is made pursuant to Sections 4.10(a)(i) and (ii), the Paying Agent shall, in accordance with Section 5.1 and the Servicer's most recent Monthly Certificate, pay to the Class A-1 Noteholders and the Class A-2 Noteholders, respectively, the amount, if any, deposited in the Class A Distribution Account for the payment of principal pursuant to Sections 4.10(a)(i) and (ii) and, to the extent necessary to pay principal on the Class A-1 Notes or the Class A-2 Notes, amounts drawn from funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account.

            (b)  Class B Notes.

                  (i) Commencing on the second Determination Date after the
            commencement of the Class B-1 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1995-1 Rapid Amortization Period, provided that the Class A Notes have been paid in full, the Servicer shall instruct the Trustee and the Paying Agent as to (x) the Class B-1 Controlled Distribution Amount for the Related Month, (y) the amount allocated to the Class B-1 Notes during the Related Month pursuant to Section 4.7(b)(x)(ii) or 4.7(c)(x)(ii) and (z) the amount, if any, by which the amount in clause (x) above exceeds the amount in clause (y) above (the amount of such excess, the "Class B-1 Controlled Distribution Amount Deficiency"). Commencing on the second Payment Date after the commencement of the Series 1995-1 Controlled

            Amortization Period or the first Payment Date after the commencement of the Series 1995-1 Rapid Amortization Period, the Trustee shall, subject to Section 4.14, (A) withdraw from the Series 1995-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (x) and (y) of the preceding sentence, and (B) withdraw from funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account, an amount equal to the lesser of (I) the Class B-1 Controlled Distribution Amount Deficiency and (II) the amount of uninvested funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account on such Payment Date after giving effect to any withdrawals therefrom pursuant to Section 4.8(a) and 4.8(b) and deposit such amounts in the Class B Distribution Account to be paid, pro rata, to the Class B-1 Noteholders; provided, however, that on the final Payment Date for the Class B-1 Notes, the Trustee shall withdraw from such accounts, as provided above, an aggregate amount which is no greater than the Class B-1 Invested Amount as of the end of such date. Subject to Section 4.14, the Invested Amount of all Outstanding Class B-1 Notes shall be due and payable on the Series 1995-1 Termination Date.

                  (ii) Commencing on the second Determination Date after the commencement of the Class B-2 Controlled Amortization Period or the first Determination Date after the commencement of the Series 1995-1 Rapid Amortization Period, the Servicer shall instruct the Trustee or the Paying Agent as to (x) the Class B-2 Controlled Distribution Amount for the Related Month, (y) the amount allocated to the Class B-2 Notes during the Related Month pursuant to Section 4.7(b)(x)(ii) or 4.7(c)(x)(ii) and (z) the amount, if any, by which the amount in clause (x) above exceeds the amount in clause (y) above (the amount of such excess, the "Class B-2 Controlled Distribution Amount Deficiency"). Commencing on the second Payment Date after the commencement of the Class B-2 Controlled Amortization Period or the first Payment Date after the commencement of the Series 1995-1 Rapid Amortization Period, the Trustee shall (A) withdraw from the Series 1995-1 Collection Account an amount equal to the lesser of the amounts specified in clauses (x) and (y) of the preceding sentence, and (B) withdraw from funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account, an amount equal to the lesser of (I) the Class A-2 Controlled Distribution Amount Deficiency and (II) the amount of uninvested funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account on such

Payment Date after giving effect to any withdrawals therefrom pursuant to
Section 4.8(a) and 4.8(b) and deposit such amounts in the Class B Distribution Account, to be paid, pro rata, to the Class B-2 Noteholders; provided, however, that on the final Payment Date for the Class B-2 Notes, the Trustee shall withdraw from such accounts, as provided above, an amount which is no greater than the Class B-2 Invested Amount as of the end such date. Subject to Section 4.14, the Invested Amount of all Outstanding Class B-2 Notes shall be due and payable on the Series 1995-1 Termination Date.

                  (iii) On each Payment Date occurring on or after the date a withdrawal is made pursuant to Section 4.10(b)(i) and (ii), the Paying Agent shall, in accordance with Section 5.1 and the Servicer's most recent Monthly Certificate, pay to the Class B-1 Noteholders and the Class B-2 Noteholders, respectively, the amount, if any, deposited in the Class B Distribution Account for the payment of principal pursuant to Section 4.10(b)(i) and (ii) and, to the extent necessary to pay principal on the Class B-1 Notes or the Class B-2 Notes, amounts drawn from funds in excess of the Liquidity Amount on deposit in the Series 1995-1 Excess Funding Account.

                  (c) Notwithstanding anything to the contrary set forth in the
            Indenture, for the period ending on the earlier of (x) the date that is six months after the occurrence of an Event of Bankruptcy with respect to Thrifty and (y) the date on which the underlying case, application or petition with respect to such an Event of Bankruptcy is withdrawn or dismissed or any stay thereunder in respect of the Master Collateral is lifted, all Disposition Proceeds, Guaranteed Payments, Repurchase Payments, and Incentive Payments received by Thrifty Finance, the Master Collateral Agent, or the Trustee (including by deposit into the Master Collateral Account) during the period from and including the date of such occurrence to but excluding the 30th day thereafter, in an amount not to exceed 4.15% of the Invested Amount of the Series 1995-1 Notes as of the date of such Event of Bankruptcy, shall be allocated and distributed solely in respect of interest on the Notes as the same shall become due and payable pursuant hereto to the extent Interest Collections allocated and distributed pursuant to this Article IV are otherwise insufficient to pay such amounts. Upon the expiration of the period described in clauses (x) and (y) of this Section 4.10(c), Disposition Proceeds, Guaranteed Payments, Repurchase Payments, and Incentive Payments shall be allocated and distributed in accordance with this Article 4 and Article 5 (exclusive of this Section 4.10(c)).

            Section 4.11. Retained Distribution Account. On each Payment Date, the Servicer shall instruct the Trustee to instruct the Paying Agent to transfer to the Retained Distribution Account (established pursuant to Section 4.1(b) of the Base Indenture) (i) all funds in the Collection Account that have been allocated to the Retained Distribution Account as of such Payment Date and (ii) all funds that were previously allocated to the Retained Distribution Account but not transferred to the Retained Distribution Account.

            Section 4.12. Class A Distribution Account.

            (a) Establishment of Class A Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class A Noteholders, or cause to be established and maintained, an account (the "Class A Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class A Noteholders. The Class A Distribution Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class A Distribution Account. If the Class A Distribution Account is not maintained in accordance with the previous sentence, the Servicer shall establish a new Class A Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and transfer all cash and investments from the non-qualifying Class A Distribution Account into the new Class A Distribution Account. Initially, the Class A Distribution Account will be established with the Trustee.

            (b) Administration of the Class A Distribution Account. The Servicer shall instruct the institution maintaining the Class A Distribution Account to invest funds on deposit in the Class A Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class A Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class A Noteholders and the Servicer, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

            (c) Earnings from Class A Distribution Account. Subject to the restrictions set forth above, the Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class A Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class A Distribution Account shall be deemed to be available and on deposit for distribution.

            (d) Class A Distribution Account Constitutes Additional Collateral for Series 1995-1 Notes. In order to secure and provide for the repayment and payment of the Thrifty Finance Obligations with respect to the Class A Notes (but not the other Notes), Thrifty Finance hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1995-1 Noteholders, all of Thrifty Finance's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class A Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class A Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with moneys in the Class A Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class A Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class A Distribution Account and in all proceeds thereof. The Class A Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Series 1995-1 Noteholders.

            Section 4.13. Class B Distribution Account.

            (a) Establishment of Class B Distribution Account. The Trustee shall establish and maintain in the name of the Trustee for the benefit of the Class B Noteholders, or cause to be established and maintained, an account (the "Class B Distribution Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Class B Noteholders. The Class B Distribution Account shall be maintained (i) with a Qualified Institution, or
(ii) as a segregated trust account with the corporate trust department of a depository institution or trust company having corporate trust powers and acting as trustee for funds deposited in the Class B Distribution Account. If the Class B Distribution Account is not maintained in accordance with the previous sentence, the Servicer shall establish a new Class B Distribution Account, within ten (10) Business Days after obtaining knowledge of such fact, which complies with such sentence, and transfer all cash and investments from the non-qualifying Class B Distribution Account into the new Class B Distribution Account. Initially, the Class B Distribution Account will be established with the Trustee.

            (b) Administration of the Class B Distribution Account. The Servicer shall instruct the institution maintaining the Class B Distribution Account to invest funds on deposit in the Class B Distribution Account at all times in Permitted Investments; provided, however, that any such investment shall mature not later than the Business Day prior to the Payment Date following the date on which such funds were received, unless any Permitted Investment held in the Class B Distribution Account is held with the Paying Agent, in which case such investment may mature on such Payment Date provided that such funds shall be available for withdrawal on or prior to such Payment Date. The Trustee shall hold, for the benefit of the Class B Noteholders and the Servicer, possession of any negotiable instruments or securities evidencing the Permitted Investments from the time of purchase thereof until the time of maturity.

            (c) Earnings from Class B Distribution Account. Subject to the restrictions set forth above, the Servicer shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Class B Distribution Account. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Class B Distribution Account shall be deemed to be available and on deposit for distribution.

            (d) Class B Distribution Account Constitutes Additional Collateral for Series 1995-1 Notes. In order to secure and provide for the repayment and payment of the Thrifty Finance Obligations with respect to the Class B Notes, Thrifty Finance hereby assigns, pledges, grants, transfers and sets over to the Trustee, for the benefit of the Series 1995-1 Noteholders, all of Thrifty Finance's right, title and interest in and to the following (whether now or hereafter existing and whether now owned or hereafter acquired): (i) the Class B Distribution Account; (ii) all funds on deposit therein from time to time; (iii) all certificates and instruments, if any, representing or evidencing any or all of the Class B Distribution Account or the funds on deposit therein from time to time; (iv) all Permitted Investments made at any time and from time to time with moneys in the Class B Distribution Account; and (v) all proceeds of any and all of the foregoing, including, without limitation, cash (the items in the foregoing clauses (i) through (v) are referred to, collectively, as the "Class B Distribution Account Collateral"). The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Class B Distribution Account and in all proceeds thereof. The Class B Distribution Account Collateral shall be under the sole dominion and control of the Trustee, and the Paying Agent at the direction of the Trustee, in each case for the benefit of the Series 1995-1 Noteholders.

            Section 4.14. Class B Notes Subordinate to Class A Notes. Notwithstanding anything to the contrary contained herein or in any other Related Document, the Class B Notes will be subordinate as provided in the Supplement to the Class A Notes. No payments on account of interest shall be made with respect to the Class B Notes until all payments of interest then due and payable with respect to the Class A Notes have been made in full. The Class B-1 Notes will be subordinated to the Class A-1 Notes, such that no payments on account of principal shall be made with respect to the Class B-1 Notes until the Class A-1 Notes have been paid in full (except as may otherwise be required in Article 5 of the Supplement in connection with a Waiver Event), and the Class B-2 Notes will be subordinated to the Class A-2 Notes, such that no payments on account of principal shall be made with respect to the Class B-2 Notes until the Class A Notes have been paid in full (except as may otherwise be required in Article 5 of the Supplement in connection with a Waiver Event); provided, however, that with respect to (x) allocations and payments on account of principal during a Series 1995-1 Rapid Amortization Period, (y) allocation of Losses and Recoveries at any time, and (z) and repurchase of Notes pursuant to Section 7.1 of the Supplement, all of the Class B Notes will be subordinated to the Class A Notes.

            Section 4.15. Application of Liquidity Amount. Notwithstanding anything to the contrary contained herein or in any other Related Document, funds in an amount not less than the Liquidity Amount (including such portion of the funds deposited in the Series 1995-1 Excess Funding Account on the Series 1995-1 Closing Date pursuant to Section 4.7) shall at all times, except as specified in this Section 4.15, be retained in the Series 1995-1 Excess Funding Account, and such retained funds (i) shall not be used to pay the principal amount of other Series or to finance or acquire Vehicles pursuant to 4.7(d)(A),
(ii) shall not be transferred to the Retained Distribution Account, and (iii) shall not be used to pay interest or principal on the Series 1995-1 Notes pursuant to Sections 4.8 through 4.10; provided, however, that upon the occurrence and during the continuance of an Event of Bankruptcy with respect to Thrifty or Thrifty Finance, or upon the commencement of and during the Series 1995-1 Rapid Amortization Period, funds that have been retained in the Series 1995-1 Excess Funding Account pursuant to this Section 4.15 may be used to pay interest then currently due and payable, pursuant to the Base Indenture as supplemented by the Supplement, in respect of the Series 1995-1 Notes.

                                    ARTICLE 4

                               AMORTIZATION EVENTS

            Section 4.1. Series 1995-1 Amortization Events. In addition to the Amortization Events set forth in Section 7.1 of the Base Indenture, the following shall be Amortization Events with respect to the Series 1995-1 Notes (without notice or other action on the part of the Trustee or any Holders of the Series 1995-1 Notes):

            (a) A Series 1995-1 Subordination Deficiency shall occur and continue for at least five (5) Business Days after the Servicer obtains actual knowledge thereof; provided, however, that such event or condition shall not be an Amortization Event if (i) during such five (5) Business Day period Thrifty Finance shall have increased the Series 1995-1 Available Subordinated Amount by allocating to the Series 1995-1 Available Subordinated Amount Eligible Vehicles theretofore allocated to the Retained Interest or by depositing funds into the Series 1995-1 Excess Funding Account, in each case pursuant to Section 4.7(d)(E), so that the Series 1995-1 Subordination Deficiency no longer exists;

            (b) any of the Related Documents or any portion thereof shall not be in full force and effect or enforceable in accordance with its terms or Thrifty Finance, Thrifty or the Servicer shall so assert in writing; or

            (c) All principal and interest of the Class A-1 Notes shall not be paid in full on or before the Class A-1 Expected Final Payment Date, all principal and interest of the Class A-2 Notes shall not be paid in full on or before the Class A-2 Expected Final Payment Date, all principal and interest in respect of the Class B-1 Notes shall not be paid in full on or before the Class B-1 Expected Final Payment Date or all principal and accrued interest in respect of the Class B-2 Notes shall not be paid in full on or before the Class B-2 Expected Final Payment Date.

            Section 4.2. Waiver of Past Events. Subject to Section 11.2 of the Base Indenture, Series 1995-1 Noteholders holding 100% of the aggregate Invested Amount, by notice to the Trustee, may waive any existing Potential Amortization Event or Amortization Event related to Section 4.1(a) of this Supplement.

                                    ARTICLE 5

                      RIGHT TO WAIVE PURCHASE RESTRICTIONS

            Section 5.1. Request for Waiver.

            (a) Notwithstanding any provision to the contrary in the Indenture or the Related Documents, upon the Trustee's receipt of notice from Thrifty or Thrifty Finance requesting an adjustment of either the Maximum Manufacturer Percentage with respect to any Eligible Manufacturer or the Maximum Non-Program Percentage with respect to Non-Program Vehicles (such notice, a

"Change of Percentage Notice"), each Class A Noteholder may, at its option upon any failure to obtain Rating Agency confirmation in connection with such adjustment, waive the Maximum Manufacturer Percentage or the Maximum Non-Program Percentage, as the case may be, if (i) no Amortization Event exists and (ii) the Requisite Class A Noteholders consent to the waiver of such Vehicle purchase restrictions. In addition, in such event, each Class B Noteholder may, at its option, waive the Maximum Manufacturer Percentage or the Maximum Non-Program Percentage, as the case may be, if (i) no Amortization Event exists and (ii) the Requisite Class A Noteholders consent to the waiver of such Vehicle purchase restrictions.

            (b) Upon (x) receipt by the Trustee of a Change of Percentage Notice and (y) any failure, after giving effect to the leasing of any Vehicle under the Lease, of Thrifty Finance to satisfy the conditions in Section 4.2(a) or (b) of the Lease, all Series 1995-1 Principal Allocations allocated to the Series 1995-1 Excess Funding Account (the "Designated Amounts") from the date the Trustee receives a Change of Percentage Notice through the Consent Period Expiration Date or, if the Trustee receives Consent from the Requisite Class A Noteholders in accordance with the next following paragraph, through the date on which the Payments described in clauses (i) through (iii) below shall have been paid in full, will be held by the Trustee in the Series 1995-1 Collection Account for ratable distribution as described below.

            (c) Within ten (10) Business Days after the Trustee receives a Change of Percentage Notice, the Trustee shall furnish notice thereof to the Series 1995-1 Noteholders, which notice shall be accompanied by a form of consent (each a "Consent") in the form of Exhibit C by which the Series 1995-1 Noteholders may, on or before the Consent Period Expiration Date, consent to the waiver of the Vehicle purchase restrictions. If the Trustee receives Consents from the Requisite Class A Noteholders agreeing to waiver of such percentages within forty-five (45) days after the Trustee notifies the Series 1995-1 Noteholders of a Change of Percentage Notice (the day on which such forty-five
(45) day period expires, the "Consent Period Expiration Date"), (i) the conditions in Section 4.2 of the Lease relating to the Maximum Non-Program Percentage or the Maximum Manufacturer Percentage will be deemed not to include the definition of such term set forth in Article 2 of this Series Supplement,
(ii) the Trustee will distribute the Designated Amounts as set forth below and
(iii) the Trustee shall promptly (but in any event within two days) provide the Rating Agencies with notice of the waiver of such Vehicle purchase restrictions. Any Class A or Class B Noteholder from whom the Trustee has not received a Consent on or before the Consent Period Expiration Date will be deemed not to have consented to such waiver of the Maximum Manufacturer

Percentage and/or the Maximum Non-Program Percentage, as the case may be.

            Section 5.2. Consents.

            (a) If the Trustee receives Consents from the Requisite Class A Noteholders on or before the Consent Period Expiration Date and a Waiver Deficiency exists, then, at the option of Thrifty Finance, either (i) the Class A Noteholders that consent to waive will (as described in the following two paragraphs) receive early prepayment (in part) of the principal amount of their Notes together with the Series 1995-1 Note Prepayment Premium with respect thereto (such payment to be distributed to each such consenting Class A Noteholder pro rata in the ratio that the aggregate principal amount of Class A Notes held by such consenting Class A Noteholder bears to the aggregate principal amount of all Class A Notes held by all consenting Class A Noteholders) until the Waiver Deficiency no longer exists (such prepayments and premiums, "Class A Waiver Deficiency Adjustment Prepayments") or (ii) Thrifty Finance, at its option, may increase the Series 1995-1 Available Subordinated Amount by an amount sufficient to cure such Waiver Deficiency.

            (b) If the Trustee receives Consents from the Requisite Class A Noteholders on or before the Consent Period Expiration Date, then (whether or not a Waiver Deficiency exists) on the immediately following Payment Date, the Trustee will pay the Designated Amounts as follows:

                  (i) to the non-consenting Class A Noteholders, if any, pro rata up to the amount required to pay all Class A Notes held by such non-consenting Class A Noteholders and the Series 1995-1 Note Prepayment Premium in respect thereof in full;

                  (ii) any remaining Designated Amounts to the consenting Class A Noteholders, if any, pro rata up to the amount required to pay all Class A Waiver Deficiency Adjustment Prepayments, if any, in full;

                  (iii) any remaining Designated Amounts to the non-consenting Class B Noteholders, if any, pro rata up to the amount required to pay all Class B Notes held by such non-consenting Class B Noteholders and the Series 1995-1 Note Prepayment Premium in respect thereof in full; and

                  (iv) any remaining Designated Amounts to the Series 1995-1 Excess Funding Account.

            (c) Following such Payment Date, the Servicer will allocate to the Series 1995-1 Collection Account on a daily basis all Designated Amounts collected on such day until the date on which the payments described in clauses (i) through (iii) below shall have been paid in full. On each following Payment Date, the Trustee, at the direction of the Servicer, will withdraw a portion of such Designated Amounts from the Series 1995-1 Collection Account and deposit same in the Class A Distribution Account and, to the extent the Designated Amounts available exceed the amounts required to be distributed to the Class A Noteholders, in the Class B Distribution Account, for distribution as follows:

                   (i) to the non-consenting Class A Noteholders, if any, pro rata, in an amount equal to the sum of (A) the Class A Invested Percentage of the Designated Amounts in the Series 1995-1 Collection Account as of the applicable Determination Date, plus (B) the Class B Invested Percentage of the Designated Amounts in the Series 1995-1 Collection Account as of the applicable Determination Date, plus (C) the Series 1995-1 Available Subordinated Amount Percentage of the Designated Amounts in the Series 1995-1 Collection Account as of the applicable Determination Date (each of such invested percentages determined as specified with respect to Principal Collections and as during a Rapid Amortization Period, but, if the Waiver Event has occurred during the Revolving Period, determined by reference to the invested amounts as of the close of business on the Consent Period Expiration Date) up to the aggregate principal balance of the Class A Notes held by the non-consenting Class A Noteholders plus the applicable Series 1995-1 Note Prepayment Premium;

                  (ii) any remaining Designated Amounts to the consenting Class A Noteholders, if any, pro rata in an amount equal to the sum of (A) the Class A Invested Percentage of the Designated Amounts as of the applicable Determination Date, plus (B) the Class B Invested Percentage of such Designated Amounts as of the applicable Determination Date, plus (C) the Series 1995-1 Available Subordinated Amount Percentage of such Designated Amounts as of the applicable Determination Date (each of such invested percentages determined as specified with respect to Principal Collections and as during a Rapid Amortization Period, or, if the Waiver Event has occurred during the Revolving Period, determined by reference to the invested amounts as of the close of business on the Consent Period Expiration Date) up to the amount required to pay all Class A Waiver Deficiency Adjustment Prepayments, if any, in full;

                  (iii) any remaining Designated Amounts to the non-consenting Class B Noteholders, if any, pro rata in an amount equal to the sum of (A) the Class A Invested Percentage of the Designated Amounts as of the applicable Determination Date, plus (B) the Class B Invested Percentage of such Designated Amounts as of the applicable Determination Date, plus
      (C) the Series 1995-1 Available Subordinated Amount Percentage of such Designated Amounts as of the applicable Determination Date (each of such invested percentages determined as specified with respect to Principal Collections and as during a Rapid Amortization Period, or, if the Waiver Event has occurred during the Revolving Period, determined by reference to the invested amounts as of the close of business on the Consent Period Expiration Date) up to the aggregate principal balance of the Class B Notes held by the non-consenting Class B Noteholders plus the applicable Series 1995-1 Note Prepayment Premium; and

                  (iv) any remaining Designated Amounts to the Series 1995-1 Excess Funding Account.

      In the event that the Series 1995-1 Rapid Amortization Period shall commence after receipt by the Trustee of a Change of Percentage Notice, all such Designated Amounts will thereafter be considered Principal Collections allocated to the Series 1995-1 Noteholders.

                                    ARTICLE 6

                           FORM OF SERIES 1995-1 NOTES

            Section 6.1.  Class A Notes.

            (a) Restricted Global Class A Note. Class A Notes to be issued in book-entry form and sold by the Initial Purchasers to qualified institutional buyers within the meaning of, and in reliance on, Rule 144A under the Securities Act will be represented by a permanent global Class A-1 Note and a permanent global Class A-2 Note, each in fully registered form without interest coupons (the "Restricted Global Class A-1 Note" and the "Restricted Global Class A-2 Note", respectively), substantially in the forms set forth in Exhibit A-1 and Exhibit A-4 hereto respectively, with such legends as may be applicable thereto as set forth in the Base Indenture, and shall be deposited on behalf of the purchasers of the Class A Notes represented thereby with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by Thrifty Finance and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. The Restricted Global Class A-1 Note and the Restricted Global Class A-2 Note are collectively referred to herein as the "Restricted Global Class A Notes".

            (b) Temporary Global Class A Note; Permanent Global Class A Note. Class A Notes to be offered and sold outside the United States in offshore transactions in reliance on

Regulation S under the Securities Act, will initially be represented by a temporary global Class A-1 Note and a temporary global Class A-2 Note, each in fully registered form without interest coupons (the "Temporary Global Class A-1 Note" and the "Temporary Global Class A-2 Note", respectively), substantially in the forms set forth in Exhibit A-2 and Exhibit A-5 hereto respectively, which shall be deposited on behalf of the purchasers of the Class A Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, and for Cedel, duly executed by Thrifty Finance and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. The Temporary Global Class A-1 Note and the Temporary Global Class A-2 Note are collectively referred to herein as the "Temporary Global Class A Notes". Interests in a Temporary Global Class A-1 Note and in a Temporary Global Class A-2 Note will be exchangeable, in whole or in part, for interests in a permanent global Class A-1 Note and a permanent global Class A-2 Note, respectively, each in registered form without interest coupons, substantially in the form of Exhibit A-3 and Exhibit A-6 hereto, respectively (the "Permanent Global Class A-1 Note" and the "Permanent Global Class A-2 Note", respectively), in accordance with the provisions of such Temporary Global Class A Note and the Base Indenture (as modified by this Supplement). The Permanent Global Class A-1 Note and the Permanent Global Class A-2 Note are collectively referred to herein as the "Permanent Global Class A Notes". Interests in a Permanent Global Class A Note will be exchangeable for definitive Class A Notes in accordance with the provisions of such Permanent Global Class A Note and the Base Indenture (as modified by this Supplement).

            Section 6.2. Class B Notes.

            (a) Restricted Global Class B Note. Class B Notes to be issued in book-entry form and sold by the Initial Purchasers to qualified institutional buyers within the meaning of, an in reliance on, Rule 144A under the Securities Act will be represented by a permanent global Class B-1 Note and a permanent global Class B-2 Note, each in fully registered form without interest coupons (the "Restricted Global Class B-1 Note" and the "Restricted Global B-2 Note", respectively), substantially in the forms set forth in Exhibit B-1 and Exhibit B-4 hereto respectively, with such legends as may be applicable thereto as set forth in the Base Indenture, and shall be deposited on behalf of the purchasers of the Class B Notes represented thereby, with a custodian for DTC, and registered in the name of Cede as DTC's nominee, duly executed by Thrifty Finance and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. The Restricted Global Class B-1 Note and the Restricted Global Class B-2 Note are collectively referred to herein as the "Restricted Global Class B Notes".

            (b) Temporary Global Class B Note; Permanent Global Class B Note. Class B Notes to be offered and sold outside the United States in offshore transactions in reliance on Regulation S under the Securities Act, will initially be represented by a temporary global Class B-1 Note and a temporary global Class B-2 Note, each in fully registered form without interest coupons (the "Temporary Global Class B-1 Note" and the "Temporary Global Class B-2 Note", respectively), substantially in the forms set forth in Exhibit B-2 and Exhibit B-5 hereto respectively, which shall be deposited on behalf of the purchasers of the Class B Notes represented thereby with a custodian for, and registered in the name of a nominee of, DTC, for the accounts of Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, and for Cedel, duly executed by Thrifty Finance and authenticated by the Trustee in the manner set forth in Section 2.4 of the Base Indenture. The Temporary Global Class B-1 Note and the Temporary Global Class B- 2 Note are collectively referred to herein as the "Temporary Global Class B Notes". Interests in a Temporary Global Class B-1 Note and in a Temporary Global Class B-2 Note will be exchangeable, in whole or in part, for interests in a permanent global Class B-1 Note and a permanent global Class B-2 Note, respectively, each in registered form without interest coupons, substantially in the form of Exhibit B-3 and Exhibit B-6 hereto, respectively (the "Permanent Global Class B-1 Note" and the "Permanent Global Class B-2 Note", respectively), in accordance with the provisions of such Temporary Global Class B Note and the Base Indenture (as modified by this Supplement). The Permanent Global Class B-1 Note and the Permanent Global Class B-2 Note are collectively referred to herein as the "Permanent Global Class B Notes". Interests in a Permanent Global Class B Note will be exchangeable for definitive Class B Notes in accordance with the provisions of such Permanent Global Class B Note and the Base Indenture (as modified by this Supplement).

                                    ARTICLE 7

                                     GENERAL

            Section 7.1. Repurchase of Notes. The Class A Notes and Class B Notes shall be subject to repurchase in whole, but not in part, by Thrifty Finance at its option in accordance with Section 5.3 of the Base Indenture, as follows:

            (a) the Class A-1 Notes and the Class A-2 Notes are subject to repurchase by the Issuer in whole, but not in part, on any Payment Date and the Class B-1 Notes and the Class B-2 Notes are subject to repurchase by the Issuer in whole, but not in part, on any Payment Date after the Class A Notes have been paid in full (each such Payment Date, a "Repurchase Date");

            (b) the purchase price for any such repurchase of Series 1995-1 Notes shall equal the Aggregate Principal Balance of such Notes (determined after giving effect to any payment of principal on such Payment Date), plus accrued and unpaid interest on such Aggregate Principal Balance (the "Repurchase Price"); and

            (c) in addition, a prepayment premium (the "Series 1995-1 Note Prepayment Premium") will be payable to the holders of a class of the Series 1995-1 Notes upon any repurchase of such class of Notes by Thrifty Finance when the Aggregate Principal Balance of such class is greater than
      (i) $24,950,000, with respect to the Class A-1 Notes, (ii) $19,000,000, with respect to the Class A-2 Notes, (iii) $650,000, with respect to the Class B-1 Notes and (iv) $400,000, with respect to the Class B-2 Notes. The Series 1995-1 Note Prepayment Premium in respect of each of the Class A-1 Notes, the Class B-1 Notes and the Class B-2 Notes will equal the amount of interest that would have accrued on the Aggregate Principal Balance of such class of Notes (or in the case of prepayments pursuant to Article 5 of this Supplement, on the principal amount so prepaid) for the period commencing with the Repurchase Date and ending on the expected final payment date for such class of Notes, at a rate of interest equal to 0.70% with respect to the Class A-1 Notes, 1.10% with respect to the Class B-1 Notes and 1.25% with respect to the Class B-2 Notes, discounted to present value at an interest rate per annum equal to the corporate bond equivalent yield to maturity on the Determination Date preceding such Repurchase Date on the 5.50% United States Treasury Note maturing November 1998 plus 0.20%, in the case of the Class A-1 Notes, the 5.875% United States Treasury Note maturing March 1999 plus 0.20%, in the case of the Class B-1 Notes, and the 8.00% United States Treasury Note maturing May 2001 plus 0.25%, in the case of the Class B-2 Notes. The Series 1995-1 Note Prepayment Premium in respect of the Class A-2 Notes will equal the excess, if any, of (i) the amount of interest that would have accrued on the Aggregate Principal Balance of such class of Notes (or in the case of a prepayment pursuant to Article 5 of this Supplement, on the principal amount so prepaid) for the period commencing with the Repurchase Date and ending on the Class A-2 Notes Expected Final Payment Date at a rate equal to 6.60% over (ii) the corporate bond equivalent yield to maturity on the Determination Date preceding such Repurchase Date on the 5.625% United States Treasury Note maturing November 2000, discounted to present value to such Repurchase Date at such corporate bond equivalent yield plus 0.25%.

            Payment of Rating Agencies' Fees. Thrifty Finance agrees and covenants with the Servicer and the Trustee to pay all reasonable fees and expenses of the Rating Agencies and to promptly provide all documents and other information that the Rating Agencies may reasonably request.

            Annual Ratings Letter Request. Thrifty Finance hereby agrees and covenants that in December of each year, commencing December 1996, Thrifty Finance shall submit in writing to Fitch a request for a letter indicating the then current ratings ascribed to the Series 1995-1 Notes by Fitch.

            Exhibits. The following exhibits attached hereto supplement the exhibits included in the Indenture.

            Exhibit A-1:      Form of Restricted Global Class A-1 Note
            Exhibit A-2:      Form of Temporary Global Class A-1 Note
            Exhibit A-3:      Form of Permanent Global Class A-1 Note
            Exhibit A-4:      Form of Restricted Global Class A-2 Note
            Exhibit A-5:      Form of Temporary Global Class A-2 Note
            Exhibit A-6:      Form of Permanent Global Class A-2 Note
            Exhibit B-1:      Form of Restricted Global Class B-1 Note
            Exhibit B-2:      Form of Temporary Global Class B-1 Note
            Exhibit B-3:      Form of Permanent Global Class B-1 Note
            Exhibit B-4:      Form of Restricted Global Class B-2 Note
            Exhibit B-5:      Form of Temporary Global Class B-2 Note
            Exhibit B-6:      Form of Permanent Global Class B-2 Note
            Exhibit C:        Form of Consent

            Ratification of Base Indenture. As supplemented by this Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

            Counterparts. This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

            Governing Law. This Supplement shall be construed in accordance with the law (including, without limitation, the UCC) of the State of New York (without giving effect to the provisions thereof regarding conflicts of laws), and the obligations, rights and remedies of the parties hereto shall be determined in accordance with such law.

            Amendments. This Supplement may be modified or amended from time to time in accordance with the terms of the Base Indenture; provided, however, that if, pursuant to the terms of the Base Indenture or this Supplement, the consent of the Required Noteholders is required for an amendment or modification of this Supplement, such requirement shall be satisfied if such amendment or modification is consented to by Noteholders representing more than 50% of the Aggregate Principal Balance of the Series 1995-1 Notes affected thereby (including for purposes of determining such aggregate outstanding principal amount, the Aggregate Principal Balance of both the Class A Notes and the Class B Notes); provided, further, that if the consent of the Required Noteholders is required for a proposed amendment or modification of this Supplement that (i) affects only the Class A-1 Notes (and does not affect in any material respect the Class A-2 Notes or the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-2 Notes or the Class B Notes), (ii) affects only the Class A-2 Notes (and does not affect in any material respect the Class A-1 Notes or the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A-1 Notes or the Class B Notes), (iii) affects only the Class A Notes (and does not affect in any material respect the Class B Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class A Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class A Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B Notes), (iv) affects only the Class B-1 Notes (and does not affect in any material respect the Class B-2 Notes or the Class A Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-1 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class B-1 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B-2 Notes or the Class A Notes), (v) affects only the Class B-2 Notes (and does not affect in any material respect the Class B-1 Notes or the Class A Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B-2 Noteholders representing more than 50% of the aggregate outstanding principal amount of the Class B-2 Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class B-1 Notes or the Class A Notes), or (vi) affects only the Class B Notes (and does not affect in any material respect the Class A Notes, as evidenced by an Opinion of Counsel to such effect), then such requirement shall be satisfied if such amendment or modification is consented to by Class B Noteholders representing more than 50% of the aggregate outstanding amount of the Class B Notes (without the necessity of obtaining the consent of the Required Noteholders in respect of the Class A Notes). In addition, this Supplement may be amended or modified from time to time, without the consent of any Noteholder but with the consent of the Rating Agencies, Thrifty, the Servicer and the Trustee to amend the following definitions:
"Maximum Manufacturer Percentage", "Measurement Month" and "Measurement Month Average" and to make changes related to such amendments.

            IN WITNESS WHEREOF, Thrifty Finance and the Trustee have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                       THRIFTY CAR RENTAL FINANCE
                                         CORPORATION


                                       By: /s/ Steven Hildebrand
                                           -------------------------------------
                                           Name: Steven Hildebrand
                                           Title: President


                                       BANKERS TRUST COMPANY, as Trustee


                                       By: /s/ Danielle R. Furey
                                           -------------------------------------
                                           Name: Danielle R. Furey
                                           Title: Assistant Treasurer

                                                                      Schedule 1

                      Schedule of Manufacturer Percentages

      Manufacturer            Program Vehicles           Non-Program Vehicles
      ------------            ----------------           --------------------

Chrysler                            100%                         40%

Ford and Toyota                 Up to 10% of                   Up to 5%
Vehicles, combined             Aggregate Asset
                                   Amount

Non-Chrysler                         10%                       Up to 5%
Vehicles, combined

                                                                EXHIBIT A-1
                                                                    TO
                                                      SERIES 1995-1 SUPPLEMENT

                    FORM OF RESTRICTED GLOBAL CLASS A-1 NOTE

REGISTERED                                                       $_____________*


No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. ___________
                                                            ISIN NO. ___________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL

----------
*     Denominations of $250,000 and integral multiples of $1,000.

FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A-1

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [____________________] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Series 1995-1 Termination Date, which is the ______ Payment Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note, at the Class A-1 Rate. Such interest shall be payable on each Payment Date until the principal of this Class A-1 Note is paid or made available for payment, on the principal amount of this Class A-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, _________ __, 199_. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1


                                      A-1-2

Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Interests in this Class A-1 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class A-1
Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class A-1 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class A-1 Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-1-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  ______________                 THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


            This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                      BANKERS TRUST COMPANY,
                                        as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      A-1-4

                           [REVERSE OF CLASS A-1 NOTE]

            This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-1 Notes are and will be equally and ratably secured by the Class A Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class A-1 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ______________, 199_.

            As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-1 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      A-1-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon or thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-1 Note at the Trustee's principal Corporate Trust Office.

            The Company shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

            As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class A-1 Notes if the Company repurchases any Class A-1 Notes prior to the date on which the Aggregate Principal Balance of the Class A-1 Notes is less than $__________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or its attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service


                                      A-1-6
charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the


                                      A-1-7

Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Class A Collateral. The Noteholders, by the acceptance of this Class A-1 Note, agree to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

            The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and


                                      A-1-8
unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Class A-1 Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                      A-1-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

___________________________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto__________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the within Class A-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said Class A-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ___________________             ________________________________________*
                                       Signature Guaranteed:



                                       _________________________________________


__________________________


--------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-1-10

                                                               EXHIBIT A-2
                                                                   TO
                                                      SERIES 1995-1 SUPPLEMENT

                     FORM OF TEMPORARY GLOBAL CLASS A-1 NOTE

REGISTERED                                                       $____________**


No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                  CUSIP (CINS) NO.    __________
                                                          ISIN NO.    __________

            THIS CLASS A-1 NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS CLASS A-1 NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
**    Denominations of $250,000 and integral multiples of $1,000.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            INTERESTS IN THIS CLASS A-1 NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A-1

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] DOLLARS, (or such lesser amount as shall be the outstanding principal amount of this Class A-1 Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Series 1995-1 Termination Date, which is the ____________ Payment Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Rate. Such interest shall be payable on each Payment Date until the principal of this Class A-1 Note is paid or made available for payment, on the principal amount of this Class A-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-1 Note will accrue for each Payment Date from the most recent


                                      A-2-2

Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from __________ __, 199_. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1 Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Interests in this Class A-1 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class A-1
Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class A-1 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class A-1 Note may not be exchanged for definitive registered Notes.

            Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-2-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:  ___________                     THRIFTY CAR RENTAL FINANCE
                                         CORPORATION



                                       By:______________________________________
                                          Name:
                                          Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                       By:______________________________________
                                          Authorized Signature


                                      A-2-4

                           [REVERSE OF CLASS A-1 NOTE]

            This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A-1 (herein called the "Class A-1 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995, 1994 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-1 Notes are and will be equally and ratably secured by the Class A Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class A-1 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing __________ __, 199_.

            As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-1 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      A-2-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-1 Note at the Trustee's principal Corporate Trust Office.

            The Company shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

            As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Servicer, on any Payment Date. A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class A-1 Notes if the Company repurchases any Series 1995-1 Notes prior to the date on which the Invested Amount is less than or equal to $_________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be


                                      A-2-6
required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.


                                      A-2-7

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Class A Collateral. The Noteholders, by the acceptance of this Class A-1 Note, agree to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Class A-1 Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-1 Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

            The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York,


                                      A-2-8
without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Prior to the Exchange Date (as defined below), payments (if any) on this Class A-1 Note will only be paid to the extent that there is presented by Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class A-1 Note will not be entitled to receive any payment hereon, until this Class A-1 Note is exchanged in full for a Permanent Global Note. This Class A-1 Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

            On or after the date (the "Exchange Date") which is the date that is the 40th day after the completion of the distribution of the relevant Series, interests in this Class A-1 Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-3 to the Series 1995-1 Supplement upon presentation of this Class A-1 Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Class A-1 Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F the Base Indenture.

            On an exchange of the whole of this Class A-1 Note, this Class A-1 Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class A-1 Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or


                                      A-2-9
on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Class A-1 Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

            Interests in this Class A-1 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class A-1 Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class A-1 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class A-1 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class A-1 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class A-1 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class A-1 Note.


                                     A-2-10

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Class A-1 Note for Notes represented by a Permanent Global Note have been made:

================================================================================
                 Part of principal
                 amount of this             Remaining
                 Class A-1 Note             Principal
                 exchanged for Notes        amount of this        Notation made
Date             represented by a           Class A-1 Note        by or on
exchange         Permanent Global           following such        behalf of the
made             Note                       exchange              Company
--------------------------------------------------------------------------------

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                                     A-2-11

                                                             EXHIBIT A-3
                                                                  TO
                                                        SERIES 1995-1 SUPPLEMENT

                     FORM OF PERMANENT GLOBAL CLASS A-1 NOTE

REGISTERED                                                     $_____________***


No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. ___________
                                                            ISIN NO. ___________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-1 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL

----------
***   Denominations of $250,000 and integral multiples of $1,000.

FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A-1

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-1 Note shall be due on the Series 1995-1 Termination Date, which is the ___________ Payment Date. However, principal with respect to the Class A-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-1 Note at the Class A-1 Rate. Such interest shall be payable on each Payment Date until the principal of this Class A-1 Note is paid or made available for payment, on the principal amount of this Class A-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from __________ __, 199_. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note. This Class A-1


                                      A-3-2

Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-3-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-1 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      A-3-4

                           [REVERSE OF CLASS A-1 NOTE]

            This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A-1 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee, (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995, (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class A-1 Notes are subject to all terms of the Indenture. All terms used in this Class A-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-1 Notes are and will be equally and ratably secured by the Class A Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class A-1 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ________, 199_.

            As described above, the entire unpaid principal amount of this Class A-1 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-1 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-1 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A-1 Note (or one or more predecessor Class A-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      A-3-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-1 Note (or any one or more predecessor Class A-1 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-1 Note at the Trustee's principal Corporate Trust Office.

            The Company shall pay interest on overdue installments of interest at the Class A-1 Rate to the extent lawful.

            As provided in the Indenture, the Class A-1 Notes may be redeemed, in whole, but not in part, at the option of the Servicer, on any Payment Date. A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class A-1 Notes if the Company repurchases any Series 1995-1 Notes prior to the date on which the Invested Amount is less than or equal to $__________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class A-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be


                                      A-3-6
required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class A-1 Note or, in the case of a Note Owner, a beneficial interest in a Class A-1 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.


                                      A-3-7

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A-1 Notes will evidence indebtedness of the Company secured by the Class A Collateral. The Noteholders, by the acceptance of this Class A-1 Note, agree to treat this Class A-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-1
Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-1 Note (or any one of more predecessor Class A-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class A-1 Note includes any successor to the Company under the Indenture.

            The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.


                                      A-3-8

            This Class A-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Class A-1 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class A-1 Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class A-1 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class A-1 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class A-1 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class A-1 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class A-1 Note.

            Interests in this Class A-1 Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.


                                      A-3-9

                                                               EXHIBIT A-4
                                                                 TO
                                                        SERIES 1995-1 SUPPLEMENT

                    FORM OF RESTRICTED GLOBAL CLASS A-2 NOTE


REGISTERED                                                    $ ____________****

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                   CUSIP (CINS) NO. ____________
                                                           ISIN NO. ____________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS A-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER,

----------

****  Denominations of $250,000 and integral multiples of $1,000.

EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A-2

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Series 1995-1 Termination Date, which is the August 2001 Payment Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note, at the Class A-2 Rate. Such interest shall be payable on each Payment Date until the principal of this Class A-2 Note is paid or made available for payment, on the principal amount of this Class A-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ______________ __, 199_. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of, the


                                      A-4-2

Servicer, or any affiliate of the Servicer other than the Company.

            Interests in this Class A-2 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class A-2
Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class A-2 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class A-2 Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-4-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                       By:______________________________________
                                          Authorized Signature


                                      A-4-4

                           [REVERSE OF CLASS A-2 NOTE]

            This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-2 Notes are and will be equally and ratably secured by the Class A Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class A-2 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, ___________ __, 199_.

            As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      A-4-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2 Note at the Trustee's principal Corporate Trust Office.

            The Company shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

            As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class A-2 Notes if the Company repurchases any Series Class A-2 Notes prior to the date on which the Aggregate Principal Balance of the Class A-2 Notes is less than $_________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be


                                      A-4-6
charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the


                                      A-4-7

Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Class A Collateral. The Noteholders, by the acceptance of this Class A-2 Note, agree to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

            The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and


                                      A-4-8
unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Class A-2 Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                      A-4-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the within Class A-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints _________________________, attorney, to transfer said Class A-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________          ________________________________________*
                                       Signature Guaranteed:


                                       _________________________________________


_____________________________


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     A-4-10

                                                            EXHIBIT A-5
                                                                  TO
                                                        SERIES 1995-1 SUPPLEMENT

                     FORM OF TEMPORARY GLOBAL CLASS A-2 NOTE

REGISTERED                                                           _________**

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. ___________
                                                            ISIN NO. ___________

            THIS CLASS A-2 NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS CLASS A-2 NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
**    Denominations of $250,000 and integral multiples of $1,000.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            INTERESTS IN THIS CLASS A-2 NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A-2

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] DOLLARS, (or such lesser amount as shall be the outstanding principal amount of this Class A-2 Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Series 1995-1 Termination Date, which is the _______, __ Payment Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Rate. Such interest shall be payable on each Payment Date until the principal of this Class A-2 Note is paid or made available for payment, on the principal amount of this Class A-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-2 Note will accrue for each Payment Date from the most recent


                                      A-5-2

Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ________ __, 199_. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Interests in this Class A-2 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class A-2
Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class A-2 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class A-2 Note may not be exchanged.

            Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-5-3

     IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.


Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                   A-5-4

                           [REVERSE OF CLASS A-2 NOTE]

            This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A-2 (herein called the "Class A-2 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995, 1994 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-2 Notes are and will be equally and ratably secured by the Class A Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class A-2 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ___________ ,199_.

            As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      A-5-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2 Note at the Trustee's principal Corporate Trust Office.

            The Company shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

            As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class A-2 Notes if the Company repurchases any Class A-2 Notes prior to the date on which the Aggregate Principal Balance of the Class A-2 Notes is less than or equal to $___________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service


                                      A-5-6
charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the


                                      A-5-7

Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Class A Collateral. The Noteholders, by the acceptance of this Class A-2 Note, agree to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Class A-2 Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-2 Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.

            The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.


                                      A-5-8

            This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Prior to the Exchange Date (as defined below), payments (if any) on this Class A-2 Note will only be paid to the extent that there is presented by Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class A-2 Note will not be entitled to receive any payment hereon, until this Class A-2 Note is exchanged in full for a Permanent Global Note. This Class A-2 Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

            On or after the date (the "Exchange Date") which is the date that is the 40th day after the later of the Closing Date and the completion of the distribution of the relevant Series, interests in this Class A-2 Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit A-3 to the Series 1995-1 Supplement upon presentation of this Class A-2 Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Class A-2 Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F the Base Indenture.

            On an exchange of the whole of this Class A-2 Note, this Class A-2 Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class A-2 Note, details of such exchange shall be entered by or on behalf


                                      A-5-9
of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Class A-2 Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

            Interests in this Class A-2 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class A-2 Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class A-2 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class A-2 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class A-2 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class A-2 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class A-2 Note.


                                     A-5-10

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Class A-2 Note for Notes represented by a Permanent Global Note have been made:

================================================================================
                  Part of principal
                  amount of this             Remaining
                  Class A-2 Note             Principal
                  exchanged for Notes        amount of this        Notation made
Date              represented by a           Class A-2 Note        by or on
exchange          Permanent Global           following such        behalf of the
made              Note                       exchange              Company
--------------------------------------------------------------------------------

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                                     A-5-11

                                                             EXHIBIT A-6
                                                                 TO
                                                        SERIES 1995-1 SUPPLEMENT

                     FORM OF PERMANENT GLOBAL CLASS A-2 NOTE

REGISTERED                                                        $__________***

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. __________
                                                             ISIN NO. __________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A-2 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS A-2 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS A-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST

----------
***   Denominations of $250,000 and integral multiples of $1,000.

COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS A-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS A-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS A-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS A-2

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_______________] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class A-2 Note shall be due on the Series 1995-1 Termination Date, which is the _________ Payment Date. However, principal with respect to the Class A-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class A-2 Note at the Class A-2 Rate. Such interest shall be payable on each Payment Date until the principal of this Class A-2 Note is paid or made available for payment, on the principal amount of this Class A-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class A-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ___________ __, 199_. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then


                                      A-6-2
to the unpaid principal of this Class A-2 Note. This Class A-2 Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class A-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      A-6-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class A-2 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      A-6-4

                           [REVERSE OF CLASS A-2 NOTE]

            This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class A (herein called the "Class A-2 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee, (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995, (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class A-2 Notes are subject to all terms of the Indenture. All terms used in this Class A-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class A-2 Notes are and will be equally and ratably secured by the Class A Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class A-2 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ________________ __, 199_.

            As described above, the entire unpaid principal amount of this Class A-2 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class A-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class A-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class A-2 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class A-2 Note (or one or more predecessor Class A-2 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class A-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      A-6-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class A-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class A-2 Note (or any one or more predecessor Class A-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2 Note at the Trustee's principal Corporate Trust Office.

            The Company shall pay interest on overdue installments of interest at the Class A-2 Rate to the extent lawful.

            As provided in the Indenture, the Class A-2 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date. A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class A-2 Notes if the Company repurchases any Class A-2 Notes prior to the date on which the Aggregate Principal Balance of the Class A-2 Notes is less than or equal to $___________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class A-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service


                                      A-6-6
charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class A-2 Note or, in the case of a Note Owner, a beneficial interest in a Class A-2 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class A-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class A-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and neither the Company, the


                                      A-6-7

Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class A-2 Notes will evidence indebtedness of the Company secured by the Class A Collateral. The Noteholders, by the acceptance of this Class A-2 Note, agree to treat this Class A-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class A-2
Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class A-2 Note (or any one of more predecessor Class A-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class A-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class A-2 Note includes any successor to the Company under the Indenture.


                                      A-6-8

            The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class A-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class A-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

      Interests in this Class A-2 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class A-2 Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class A-2 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class A-2 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class A-2 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class A-2 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class A-2 Note.

      Interests in this Class A-2 Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.


                                      A-6-9

                                                             EXHIBIT B-1
                                                                 TO
                                                        SERIES 1995-1 SUPPLEMENT

                    FORM OF RESTRICTED GLOBAL CLASS B-1 NOTE

REGISTERED                                               Up to $____________****

No. R-
                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. __________
                                                             ISIN NO. __________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B-1 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS B-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B-1 NOTE ISSUED IS REGISTERED

----------
****  Denominations of $250,000 and integral multiples of $1,000.

IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS B-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B-1

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [_______________] amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B-1 Note shall be due on the Series 1995-1 Termination Date, which is the _____________, 199_ Payment Date. However, principal with respect to the Class B-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B-1 Note, at the Class B-1 Rate. Such interest shall be payable on each Payment Date until the principal of this Class B-1 Note is paid or made available for payment, on the principal amount of this Class B-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from _______ __, 199_. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class B-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class B-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B-1 Note shall be applied first to interest due and payable on this Class B-1 Note as provided above and then to the unpaid principal of this Class B-1 Note. This Class B-1 Note does not represent an interest in, or an obligation of, the


                                      B-1-2

Servicer, or any affiliate of the Servicer other than the Company.

            Interests in this Class B-1 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class B-1
Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this B-1 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class B-1 Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class B-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      B-1-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-1 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      B-1-4

                           [REVERSE OF CLASS B-1 NOTE]

            This Class B-1 Note is one of a duly authorized issue of Class B-1 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B-1 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class B-1 Notes are subject to all terms of the Indenture. All terms used in this Class B-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class B-1 Notes are and will be equally and ratably secured by the Class B Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class B-1 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing __________ __, 199_.

            As described above, the entire unpaid principal amount of this Class B-1 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class B-1 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B-1 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B-1 Note (or one or more predecessor Class B-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      B-1-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class B-1 Note (or any one or more predecessor Class B-1 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B-1 Note and of any Class B-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B-1 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B-1 Note at the Trustee's principal Corporate Trust Office.

            As provided in the Indenture, the Class B-1 Notes are subordinate to the Class A-1 Notes and, accordingly, except as may be required in connection with a Waiver Event, no payments of principal will be made with respect to this Class B-1 Note until all of the Class A-1 Notes have been paid in full. No payments of interest will be made with respect to this Class B-1 Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

            The Company shall pay interest on overdue installments of interest at the Class B-1 Rate to the extent lawful.

            As provided in the Indenture, the Class B-1 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date on or after the Payment Date on which the Class A Notes have been paid in full.

            A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class B-1 Notes if the Company repurchases any Class B-1 Notes prior to the date on which the Invested Amount of the Class B-1 Notes is less than or equal to $_________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B-1 Note may be registered on the Note Register upon surrender of this Class B-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly


                                      B-1-6
endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class B-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class B-1 Note or, in the case of a Note Owner, a beneficial interest in a Class B-1 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B-1 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any


                                      B-1-7
obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class B-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B-1 Notes will evidence indebtedness of the Company secured by the Class B Collateral. The Noteholders, by the acceptance of this Class B-1 Note, agree to treat this Class B-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B-1 Note (or any one of more predecessor Class B-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B-1 Note and of any Class B-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class B-1 Note includes any successor to the Company under the Indenture.

            The Class B-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.


                                      B-1-8

            This Class B-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class B-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Class B-1 Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                      B-1-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the within Class B-1 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________________, attorney, to transfer said Class B-1 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________          ________________________________________*
                                       Signature Guaranteed:


                                       _________________________________________


_____________________________


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     B-1-10

                                                             EXHIBIT B-2
                                                                 TO
                                                        SERIES 1995-1 SUPPLEMENT

                     FORM OF TEMPORARY GLOBAL CLASS B-1 NOTE

REGISTERED                                                          $_________**

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                      CUSIP (CINS) NO. _________
                                                              ISIN NO. _________

            THIS CLASS B-1 NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS B-1 NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B-1 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS B-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
**    Denominations of $250,000 and integral multiples of $1,000.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B-1 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS B-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            INTERESTS IN THIS CLASS B-1 NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B-1

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [_____________] DOLLARS, (or such lesser amount as shall be the outstanding principal amount of this Class B-1 Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B-1 Note shall be due on the Series 1995-1 Termination Date, which is the ________ Payment Date. However, principal with respect to the Class B-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B-1 Note at the Class B-1 Rate. Such interest shall be payable on each Payment Date until the principal of this Class B-1 Note is paid or made available for payment, on the principal amount of this Class B-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B-1 Note will accrue for each Payment Date from the most recent Payment Date on which


                                      B-2-2
interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from __________ __, 199_. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class B-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class B-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B-1 Note shall be applied first to interest due and payable on this Class B-1 Note as provided above and then to the unpaid principal of this Class B-1 Note. This Class B-1 Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

      Interests in this Class B-1 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class B-1 Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class B-1 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class B-1 Note may not be exchanged for definitive registered Notes.

            Reference is made to the further provisions of this Class B-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      B-2-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-1 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      B-2-4

                           [REVERSE OF CLASS B-1 NOTE]

            This Class B-1 Note is one of a duly authorized issue of Class B-1 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B-1 (herein called the "Class B-1 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class B-1 Notes are subject to all terms of the Indenture. All terms used in this Class B-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class B-1 Notes are and will be equally and ratably secured by the Class B Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class B-1 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ____________ __, 199_.

            As described above, the entire unpaid principal amount of this Class B-1 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class B-1 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B-1 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B-1 Note (or one or more predecessor Class B-1 Notes) on the Note Register as of the close of business on each Record Date, except that with respect to Class B-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency


                                      B-2-5

(initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class B-1 Note (or any one or more predecessor Class B-1 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B-1 Note and of any Class B-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B-1 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B-1 Note at the Trustee's principal Corporate Trust Office.

            As provided in the Indenture, the Class B-1 Notes are subordinate to the Class A-1 Notes and, accordingly, except as may be required in connection with a Waiver Event, no payments of principal will be made with respect to this Class B-1 Note until all of the Class A-1 Notes have been paid in full. No payments of interest will be made with respect to this Class B-1 Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

            The Company shall pay interest on overdue installments of interest at the Class B-1 Rate to the extent lawful.

            As provided in the Indenture, the Class B-1 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date on or after the Payment Date on which the Class A Notes have been paid in full.

            A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class B-1 Notes if the Company repurchases any Class B-1 Notes prior to the date on which the Aggregate Principal Balance of the Class B-1 Notes is less than or equal to $___________.

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B-1 Note may be registered on the Note Register upon surrender of this Class B-1 Note for registration of transfer at the office or


                                      B-2-6
agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class B-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class B-1 Note or, in the case of a Note Owner, a beneficial interest in a Class B-1 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B-1 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement,


                                      B-2-7
insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class B-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B-1 Notes will evidence indebtedness of the Company secured by the Class B Collateral. The Noteholders, by the acceptance of this Class B-1 Note, agree to treat this Class B-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Class B-1 Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B-1 Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B-1 Note (or any one of more predecessor Class B-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B-1 Note and of any Class B-1 Note issued upon the registration of transfer hereof or in


                                      B-2-8
exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class B-1 Note includes any successor to the Company under the Indenture.

            The Class B-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class B-1 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class B-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Prior to the Exchange Date (as defined below), payments (if any) on this Class B-1 Note will only be paid to the extent that there is presented by Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class B-1 Note will not be entitled to receive any payment hereon, until this Class B-1 Note is exchanged in full for a Permanent Global Note. This Class B-1 Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.

            On or after the date (the "Exchange Date") which is the date that is the 40th day after the later of the Closing Date and the completion of the distribution of the relevant Series, interests in this Class B-1 Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit B-3 to the Series 1995-1 Supplement upon presentation of this Class B-1 Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The


                                      B-2-9

Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Class B-1 Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture.

            On an exchange of the whole of this Class B-1 Note, this Class B-1 Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class B-1 Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Class B-1 Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

            Interests in this Class B-1 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class B-1 Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class B-1 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class B-1 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class B-1 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to


                                     B-2-10
enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class B-1 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class B-1 Note.


                                     B-2-11

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Class B-1 Note for Notes represented by a Permanent Global Note have been made:

================================================================================
                  Part of principal
                  amount of this             Remaining
                  Class B-1 Note             Principal
                  exchanged for Notes        amount of this        Notation made
Date              represented by a           Class B-1 Note        by or on
exchange          Permanent Global           following such        behalf of the
made              Note                       exchange              Company
--------------------------------------------------------------------------------

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                                     B-2-12

                                                              EXHIBIT B-3
                                                                   TO
                                                        Series 1995-1 Supplement

                     FORM OF PERMANENT GLOBAL CLASS B-1 NOTE

REGISTERED                                                        $__________***

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. __________
                                                             ISIN NO. __________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B-1 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS B-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B-1 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B-1 NOTE ISSUED IS REGISTERED

----------
***   Denominations of $250,000 and integral multiples of $1,000.

IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS B-1 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B-1 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B-1

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B-1 Note shall be due on the Series 1995-1 Termination Date, which is the ____________ Payment Date. However, principal with respect to the Class B-1 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B-1 Note at the Class B-1 Rate. Such interest shall be payable on each Payment Date until the principal of this Class B-1 Note is paid or made available for payment, on the principal amount of this Class B-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B-1 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ________ __, 199__. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class B-1 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class B-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B-1 Note shall be applied first to interest due and payable on this Class B-1 Note as provided above and then to the unpaid principal of this Class B-1 Note. This Class B-1


                                      B-3-2

Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Reference is made to the further provisions of this Class B-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B-1 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B-1 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Agreement. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      B-3-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-1 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      B-3-4

                           [REVERSE OF CLASS B-1 NOTE]

            This Class B-1 Note is one of a duly authorized issue of Class B-1 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B-1 (herein called the "Class B-1 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class B-1 Notes are subject to all terms of the Indenture. All terms used in this Class B-1 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class B-1 Notes are and will be equally and ratably secured by the Class B Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class B-1 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing ____________, 199__.

            As described above, the entire unpaid principal amount of this Class B-1 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B-1 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B-1 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class B-1 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B-1 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B-1 Note (or one or more predecessor Class B-1 Notes) on the Note Register as of the close of business on each Record


                                      B-3-5

Date, except that with respect to Class B-1 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B-1 Note be submitted for notation of payment. Any reduction in the principal amount of this Class B-1 Note (or any one or more predecessor Class B-1 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B-1 Note and of any Class B-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B-1 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B-1 Note at the Trustee's principal Corporate Trust and Agency Group.

            As provided in the Indenture, the Class B-1 Notes are subordinate to the Class A-1 Notes and, accordingly, except as may be required in connection with a Waiver Event, no payments of principal will be made with respect to this Class B-1 Note until all of the Class A-1 Notes have been paid in full. No payments of interest will be made with respect to this Class B-1 Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

            The Company shall pay interest on overdue installments of interest at the Class B-1 Rate to the extent lawful.

            As provided in the Indenture, the Class B-1 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date on or after the Payment Date on which the Class A Notes have been paid in full.

            A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class B-1 Notes if the Company repurchases any Class B-1 Notes prior to the date on which the Aggregate Principal Balance of the Class B-1 Notes is less than $__________.


                                      B-3-6

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B-1 Note may be registered on the Note Register upon surrender of this Class B-1 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class B-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class B-1 Note or, in the case of a Note Owner, a beneficial interest in a Class B-1 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B-1 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B-1 Note, subject to
Section 12.17 of the Base Indenture.


                                      B-3-7

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class B-1 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B-1 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B-1 Notes will evidence indebtedness of the Company secured by the Class B Collateral. The Noteholders, by the acceptance of this Class B-1 Note, agree to treat this Class B-1 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B-1
Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such


                                      B-3-8
amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B-1 Note (or any one of more predecessor Class B-1 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B-1 Note and of any Class B-1
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B-1 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class B-1 Note includes any successor to the Company under the Indenture.

            The Class B-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class B-1 Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Class B-1 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B-1 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Class B-1 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class B-1 Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class B-1 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class B-1 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or


                                      B-3-9

Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class B-1 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class B-1 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class B-1 Note.

            Interests in this Class B-1 Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.


                                     B-3-10

                                                             EXHIBIT B-4
                                                                  TO
                                                        Series 1995-1 Supplement

                    FORM OF RESTRICTED GLOBAL CLASS B-2 NOTE

REGISTERED                                                    $_____________****

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. __________
                                                             ISIN NO. __________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B-2 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS B-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER,

----------
****  Denominations of $250,000 and integral multiples of $1,000.

EXCHANGE OR PAYMENT, AND ANY CLASS B-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS B-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B-2

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of [ ] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B-2 Note shall be due on the Series 1995-1 Termination Date, which is the ____________ Payment Date. However, principal with respect to the Class B-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B-2 Note, at the Class B-2 Rate. Such interest shall be payable on each Payment Date until the principal of this Class B-2 Note is paid or made available for payment, on the principal amount of this Class B-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ________ __, 199__. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class B-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class B-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B-2 Note shall be applied first to interest due and payable on this Class B-2 Note as provided above and then


                                      B-4-2
to the unpaid principal of this Class B-2 Note. This Class B-2 Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Interests in this Class B-2 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class B-2
Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class B-2 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class B-2 Note may be exchangeable in whole or in part for duly executed and issued definitive registered Notes if so provided in
Article 2 of the Base Indenture, with the applicable legends as marked therein, subject to the provisions of the Base Indenture.

            Reference is made to the further provisions of this Class B-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      B-4-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-2 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      B-4-4

                           [REVERSE OF CLASS B-2 NOTE]

            This Class B-2 Note is one of a duly authorized issue of Class B-2 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B (herein called the "Class B-2 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class B-2 Notes are subject to all terms of the Indenture. All terms used in this Class B-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class B-2 Notes are and will be equally and ratably secured by the Class B Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class B-2 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _________ __, 199__.

            As described above, the entire unpaid principal amount of this Class B-2 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class B-2 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B-2 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B-2 Note (or one or more predecessor Class B-2 Notes) on the Note Register as of the close of business on each Record


                                      B-4-5

Date, except that with respect to Class B-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class B-2 Note (or any one or more predecessor Class B-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B-2 Note and of any Class B-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B-2 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B-2 Note at the Trustee's principal Corporate Trust Office.

            As provided in the Indenture, the Class B-2 Notes are subordinate to the Class A-1 Notes and, accordingly, except as may be required in connection with a Waiver Event, no payments of principal will be made with respect to this Class B-2 Note until all of the Class A-1 Notes have been paid in full. No payments of interest will be made with respect to this Class B-2 Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

            The Company shall pay interest on overdue installments of interest at the Class B-2 Rate to the extent lawful.

            As provided in the Indenture, the Class B-2 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date on or after the Payment Date on which the Class A Notes have been paid in full.

            A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class B-2 Notes if the Company repurchases any Class B-2 Notes prior to the date on which the Aggregate Principal Balance of the Class B-2 Notes is less than $__________.


                                      B-4-6

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B-2 Note may be registered on the Note Register upon surrender of this Class B-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificates and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class B-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class B-2 Note or, in the case of a Note Owner, a beneficial interest in a Class B-2 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B-2 Note, subject to
Section 12.17 of the Base Indenture.


                                      B-4-7

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class B-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B-2 Notes will evidence indebtedness of the Company secured by the Class B Collateral. The Noteholders, by the acceptance of this Class B-2 Note, agree to treat this Class B-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B-2 Note (or any one of more predecessor Class B-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B-2 Note and of any Class B-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such


                                      B-4-8
consent or waiver is made upon this Class B-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class B-2 Note includes any successor to the Company under the Indenture.

            The Class B-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class B-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class B-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Class B-2 Note may be exchanged for Definitive Notes, subject to the provisions of the Indenture.


                                      B-4-9

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee

_____________________________________

            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________
________________________________________________________________________________
                        (name and address of assignee)

the within Class B-2 Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________, attorney, to transfer said Class B-2 Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated: ______________________          ________________________________________*
                                       Signature Guaranteed:


                                       _________________________________________


_____________________________


----------

* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.


                                     B-4-10

                                                            EXHIBIT B-5
                                                                  TO
                                                        Series 1995-1 Supplement

                     FORM OF TEMPORARY GLOBAL CLASS B-2 NOTE

REGISTERED                                                Up to $_____________**

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                    CUSIP (CINS) NO. ___________
                                                            ISIN NO. ___________

            THIS CLASS B-2 NOTE IS A TEMPORARY GLOBAL NOTE, WITHOUT COUPONS, EXCHANGEABLE FOR A PERMANENT GLOBAL NOTE WHICH IS, UNDER CERTAIN CIRCUMSTANCES, IN TURN, EXCHANGEABLE FOR DEFINITIVE NOTES WITHOUT COUPONS. THE RIGHTS ATTACHING TO THIS CLASS B-2 NOTE, AND THE CONDITIONS AND PROCEDURES GOVERNING ITS EXCHANGE, ARE AS SPECIFIED IN THE INDENTURE (AS DEFINED HEREIN).

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B-2 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS B-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

----------
**    Denominations of $250,000 and integral mutplies of $1,000.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B-2 NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS B-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

            INTERESTS IN THIS CLASS B-2 NOTE MAY ONLY BE HELD BY NON U.S. PERSONS AS SUCH TERM IS DEFINED IN REGULATION S OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY ONLY BE HELD IN BOOK-ENTRY FORM THROUGH EUROCLEAR OR CEDEL.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B-2

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] DOLLARS, (or such lesser amount as shall be the outstanding principal amount of this Class B-2 Note shown in Schedule A hereto) which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B-2 Note shall be due on the Series 1995-1 Termination Date, which is the ____________ Payment Date. However, principal with respect to the Class B-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B-2 Note at the Class B-2 Rate. Such interest shall be payable on each Payment Date until the principal of this Class B-2 Note is paid or made available for payment, on the principal amount of this Class B-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal


                                      B-5-2
made on the preceding Payment Date). Interest on this Class B-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from __________ __, 199__. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class B-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class B-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B-2 Note shall be applied first to interest due and payable on this Class B-2 Note as provided above and then to the unpaid principal of this Class B-2 Note. This Class B-2 Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Interests in this Class B-2 Note are exchangeable or transferable in whole or in part for interests in a Restricted Global Note if this Class B-2
Note is a Temporary Global Note, or for interests in a Temporary Global Note or a Permanent Global Note if this Class B-2 Note is a Restricted Global Note (each as defined in the Base Indenture), in each case of the same Series and class, provided that such transfer or exchange complies with Article 2 of the Base Indenture. Interests in this Class B-2 Note may not be exchanged for definitive registered Notes.

            Reference is made to the further provisions of this Class B-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Group. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B-2 Note shall not be entitled to any


                                      B-5-3
benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      B-5-4

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-2 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      B-5-5

                           [REVERSE OF CLASS B-2 NOTE]

            This Class B-2 Note is one of a duly authorized issue of Class B-2 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B-2 (herein called the "Class B-2 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class B-2 Notes are subject to all terms of the Indenture. All terms used in this Class B-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class B-2 Notes are and will be equally and ratably secured by the Class B Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class B-2 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _________ __, 199__.

            As described above, the entire unpaid principal amount of this Class B-2 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class B-2 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B-2 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B-2 Note (or one or more predecessor Class B-2 Notes) on the Note Register as of the close of business on each Record


                                      B-5-6

Date, except that with respect to Class B-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class B-2 Note (or any one or more predecessor Class B-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B-2 Note and of any Class B-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B-2 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five (5) days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B-2 Note at the Trustee's principal Corporate Trust Office.

            As provided in the Indenture, the Class B-2 Notes are subordinate to the Class A-1 Notes and, accordingly, except as may be required in connection with a Waiver Event, no payments of principal will be made with respect to this Class B-2 Note until all of the Class A-1 Notes have been paid in full. No payments of interest will be made with respect to this Class B-2 Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

            The Company shall pay interest on overdue installments of interest at the Class B-2 Rate to the extent lawful.

            As provided in the Indenture, the Class B-2 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date on or after the Payment Date on which the Class A Notes have been paid in full.

            A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class B-2 Notes if the Company repurchases any Class B-2 Notes prior to the date on which the Aggregate Principal Balance of the Class B-2 Notes is less than $__________.


                                      B-5-7

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B-2 Note may be registered on the Note Register upon surrender of this Class B-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such other documents as the Trustee may reasonably require, and thereupon one or more new Class B-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class B-2 Note or, in the case of a Note Owner, a beneficial interest in a Class B-2 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B-2 Note, subject to
Section 12.17 of the Base Indenture.

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note


                                      B-5-8
covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class B-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B-2 Notes will evidence indebtedness of the Company secured by the Class B Collateral. The Noteholders, by the acceptance of this Class B-2 Note, agree to treat this Class B-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            Each Holder of this Class B-2 Note shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B-2 Note is a non U.S. person and providing the Noteholder's name and address. If the information provided in the statement changes, the Noteholder shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1


                                      B-5-9

Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B-2 Note (or any one of more predecessor Class B-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B-2 Note and of any Class B-2
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class B-2 Note includes any successor to the Company under the Indenture.

            The Class B-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class B-2 Note and the Indenture shall be construed in accordance with the law of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such law.

            No reference herein to the Indenture and no provision of this Class B-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Prior to the Exchange Date (as defined below), payments (if any) on this Class B-2 Note will only be paid to the extent that there is presented by Cedel Bank, societe anonyme ("Cedel") or Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System ("Euroclear") to the Trustee at its office in London a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture. After the Exchange Date the holder of this Class B-2 Note will not be entitled to receive any payment hereon, until this Class B-2 Note is exchanged in full for a Permanent Global Note. This Class B-2 Note shall in all other respects be entitled to the same benefits as the Permanent Global Notes under the Indenture.


                                     B-5-10

            On or after the date (the "Exchange Date") which is the date that is the 40th day after the later of the Closing Date and the completion of the distribution of the relevant Series, interests in this Class B-2 Note may be exchanged (free of charge) for interests in a Permanent Global Note in the form of Exhibit B-3 to the Series 1995-1 Supplement upon presentation of this Class B-2 Note at the office in London of the Trustee (or at such other place outside the United States of America, its territories and possessions as the Trustee may agree). The Permanent Global Note shall be so issued and delivered in exchange for only that portion of this Class B-2 Note in respect of which there shall have been presented to the Trustee by Euroclear or Cedel a certificate, substantially in the form set out in Exhibit E to the Base Indenture, to the effect that it has received from or in respect of a person entitled to a Note (as shown by its records) a certificate from such person in or substantially in the form of Exhibit F to the Base Indenture.

            On an exchange of the whole of this Class B-2 Note, this Class B-2 Note shall be surrendered to the Trustee at its office in London. On an exchange of part only of this Class B-2 Note, details of such exchange shall be entered by or on behalf of the Company in Schedule A hereto and the relevant space in Schedule A hereto recording such exchange shall be signed by or on behalf of the Company. If, following the issue of a Permanent Global Note in exchange for some of the Notes represented by this Class B-2 Note, further Notes of this Series are to be exchanged pursuant to this paragraph, such exchange may be effected, without the issue of a new Permanent Global Note, by the Company or its agent endorsing Part I of Schedule A of the Permanent Global Note previously issued to reflect an increase in the aggregate principal amount of such Permanent Global Note by an amount equal to the aggregate principal amount of the additional Notes of this Series to be exchanged.

            Interests in this Class B-2 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class B-2 Note will be treated by the Company, the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class B-2 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class B-2 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and


                                     B-5-11
stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class B-2 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class B-2 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class B-2 Note.


                                     B-5-12

                                   SCHEDULE A

                         SCHEDULE OF EXCHANGES FOR NOTES
                     REPRESENTED BY A PERMANENT GLOBAL NOTE

The following exchanges of a part of this Class B-2 Note for Notes represented by a Permanent Global Note have been made:

================================================================================
                  Part of principal
                  amount of this             Remaining
                  Class B-2 Note             Principal
                  exchanged for Notes        amount of this        Notation made
Date              represented by a           Class B-2 Note        by or on
exchange          Permanent Global           following such        behalf of the
made              Note                       exchange              Company
--------------------------------------------------------------------------------

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                                     B-5-13

                                                              EXHIBIT B-6
                                                                   TO
                                                        Series 1995-1 Supplement

                     FORM OF PERMANENT GLOBAL CLASS B-2 NOTE

REGISTERED                                                        $__________***

No. R-

                       SEE REVERSE FOR CERTAIN CONDITIONS

                                                     CUSIP (CINS) NO. __________
                                                             ISIN NO. __________

            THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES OR "BLUE SKY" LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B-2 NOTE, AGREES FOR THE BENEFIT OF THRIFTY CAR RENTAL FINANCE CORPORATION (THE "COMPANY") THAT THIS CLASS B-1 NOTE IS BEING ACQUIRED FOR ITS OWN ACCOUNT AND NOT WITH A VIEW TO DISTRIBUTION AND MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY (UPON REDEMPTION THEREOF OR OTHERWISE), (2) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (3) OUTSIDE THE UNITED STATES TO A NON U.S. PERSON (AS DEFINED IN REGULATION S OF THE SECURITIES ACT) IN A TRANSACTION IN COMPLIANCE WITH REGULATION S OF THE SECURITIES ACT, OR (4) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, IN EACH CASE IN COMPLIANCE WITH THE INDENTURE AND ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER FROM IT OF THE RESALE RESTRICTIONS SET FORTH ABOVE.

            EXCEPT AS OTHERWISE PROVIDED IN SECTION 2.19 OF THE BASE INDENTURE, THIS CLASS B-2 NOTE MAY BE TRANSFERRED, IN WHOLE BUT NOT IN PART, ONLY TO ANOTHER NOMINEE OF THE CLEARING AGENCY OR TO A SUCCESSOR CLEARING AGENCY OR TO A NOMINEE OF SUCH SUCCESSOR CLEARING AGENCY. UNLESS THIS CLASS B-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THRIFTY CAR RENTAL FINANCE CORPORATION OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CLASS B-2 NOTE ISSUED IS REGISTERED

----------
***   Denominations of $250,000 and integral multiples of $1,000.

IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL IN AS MUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

            THE PRINCIPAL OF THIS CLASS B-2 NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS CLASS B-2 NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                     Thrifty Car Rental Finance Corporation

             FLOATING RATE RENTAL CAR ASSET BACKED NOTES, CLASS B-2

            Thrifty Car Rental Finance Corporation, a Delaware corporation (herein referred to as the "Company"), for value received, hereby promises to pay to Cede & Co., or registered assigns, the principal sum of [ ] DOLLARS, which amount shall be payable in the amounts and at the times set forth in the Indenture, provided, however, that the entire unpaid principal amount of this Class B-2 Note shall be due on the Series 1995-1 Termination Date, which is the ____________ Payment Date. However, principal with respect to the Class B-2 Notes may be paid earlier or later under certain limited circumstances described in the Indenture. The Company will pay interest on this Class B-2 Note at the Class B-2 Rate. Such interest shall be payable on each Payment Date until the principal of this Class B-2 Note is paid or made available for payment, on the principal amount of this Class B-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Class B-2 Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from ___________ __, 199__. Interest will be computed on the basis of the actual number of days elapsed and a 360-day year. Such principal of and interest on this Class B-2 Note shall be paid in the manner specified on the reverse hereof.

            The principal of and interest on this Class B-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Company with respect to this Class B-2 Note shall be applied first to interest due and payable on this Class B-2 Note as provided above and then to the unpaid principal of this Class B-2 Note. This Class B-2


                                      B-6-2

Note does not represent an interest in, or an obligation of, the Servicer, or any affiliate of the Servicer other than the Company.

            Reference is made to the further provisions of this Class B-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B-2 Note. Although a summary of certain provisions of the Indenture are set forth below and on the reverse hereof and made a part hereof, this Class B-2 Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, right, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Servicer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: 4 Albany Street, New York, New York 10006, Attn: Corporate Trust and Agency Agreement. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

            Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Class B-2 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.


                                      B-6-3

            IN WITNESS WHEREOF, the Company has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date: ___________________             THRIFTY CAR RENTAL FINANCE
                                        CORPORATION



                                      By:_______________________________________
                                         Name:
                                         Title:


                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

            This is one of the Class B-2 Notes of a series issued under the within-mentioned Indenture.

                                       BANKERS TRUST COMPANY,
                                         as Trustee


                                      By:_______________________________________
                                         Authorized Signature


                                      B-6-4

                           [REVERSE OF CLASS B-2 NOTE]

            This Class B-2 Note is one of a duly authorized issue of Class B-2 Notes of the Company, designated as its Floating Rate Rental Car Asset Backed Notes, Class B-2 (herein called the "Class B-2 Notes"), all issued under (i) a Base Indenture dated as of December 13, 1995 (such Base Indenture, as amended or modified, is herein called the "Base Indenture"), between the COMPANY and BANKERS TRUST COMPANY, as trustee (the "Trustee", which term includes any successor Trustee under the Base Indenture), and (ii) a Series 1995-1 Supplement dated as of December 13, 1995 (the "Series 1995-1 Supplement") between the Company and the Trustee. The Base Indenture and the Series 1995-1 Supplement are referred to herein as the "Indenture". The Class B-2 Notes are subject to all terms of the Indenture. All terms used in this Class B-2 Note that are defined in the Indenture, as supplemented or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented or amended.

            The Class B-2 Notes are and will be equally and ratably secured by the Class B Collateral pledged as security therefor as provided in the Indenture and the Series 1995-1 Supplement.

            Principal of the Class B-2 Notes will be payable on each Payment Date specified in and in the amounts described in the Indenture. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing _________ __, 199__.

            As described above, the entire unpaid principal amount of this Class B-2 Note shall be due and payable on the Series 1995-1 Termination Date. Notwithstanding the foregoing, if an Amortization Event, Liquidation Event of Default, Waiver Event or Series 1995-1 Limited Liquidation Event of Default shall have occurred and be continuing then, in certain circumstances, principal on the Class B-2 Notes may be paid earlier, as described in the Indenture. All principal payments on the Class B-2 Notes shall be made pro rata to the Noteholders entitled thereto.

            Payments of interest on this Class B-2 Note due and payable on each Payment Date, together with the installment of principal then due, if any, to the extent not in full payment of this Class B-2 Note, shall be made by check mailed first class to the Person whose name appears as the Holder of record of this Class B-2 Note (or one or more predecessor Class B-2 Notes) on the Note Register as of the close of business on each Record


                                      B-6-5

Date, except that with respect to Class B-2 Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee. Such checks shall be mailed to the Person entitled thereto at the address of such Person as it appears on the Note Register as of the applicable Record Date without requiring that this Class B-2 Note be submitted for notation of payment. Any reduction in the principal amount of this Class B-2 Note (or any one or more predecessor Class B-2 Notes) effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B-2 Note and of any Class B-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted thereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B-2 Note on a Payment Date, then the Trustee, in the name of and on behalf of the Company, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed within five days of such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Class B-2 Note at the Trustee's principal Corporate Trust and Agency Group.

            As provided in the Indenture, the Class B-2 Notes are subordinate to the Class A-1 Notes and, accordingly, except as may be required in connection with a Waiver Event, no payments of principal will be made with respect to this Class B-2 Note until all of the Class A-1 Notes have been paid in full. No payments of interest will be made with respect to this Class B-2 Note on any given date until all payments of interest under any of the Class A Notes that are due and payable on such date have been paid in full.

            The Company shall pay interest on overdue installments of interest at the Class B-2 Rate to the extent lawful.

            As provided in the Indenture, the Class B-2 Notes may be redeemed, in whole, but not in part, at the option of the Company, on any Payment Date on or after the Payment Date on which the Class A Notes have been paid in full.

            A Series 1995-1 Note Prepayment Premium will be payable to holders of the Class B-2 Notes if the Company repurchases any Class B-2 Notes prior to the date on which the Aggregate Principal Balance of the Class B-2 Notes is less than $__________.


                                      B-6-6

            As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Class B-2 Note may be registered on the Note Register upon surrender of this Class B-2 Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder hereof or his attorney duly authorized in writing, with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or a member firm of a national securities exchange, and such certificate and other documents as are required pursuant to the Indenture and as the Trustee may reasonably require, and thereupon one or more new Class B-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Class B-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

            Each Noteholder or Note Owner, by acceptance of a Class B-2 Note or, in the case of a Note Owner, a beneficial interest in a Class B-2 Note covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Company, the Servicer or the Trustee on the Class B-2 Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee or the Servicer in its individual capacity, (ii) any owner of a beneficial interest in the Company or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee or the Servicer in its individual capacity, any holder of a beneficial interest in the Company, the Servicer or the Trustee or of any successor or assign of the Trustee or the Servicer in its individual capacity, except (a) as any such Person may have expressly agreed and (b) any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Company for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B-2 Note, subject to
Section 12.17 of the Base Indenture.


                                      B-6-7

            Each Noteholder or Note Owner, by acceptance of a Note or, in the case of a Note Owner, a beneficial interest in a Note covenants and agrees that by accepting the benefits of the Indenture that such Noteholder will not for a period of one year and one day following payment in full of all Notes institute against the Company, or join in any institution against the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents.

            Prior to the due presentment for registration of transfer of this Class B-2 Note, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Class B-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class B-2 Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

            It is the intent of the Company and the Noteholders that, for Federal, state and local income and franchise tax purposes only, the Class B-2 Notes will evidence indebtedness of the Company secured by the Class B Collateral. The Noteholders, by the acceptance of this Class B-2 Note, agree to treat this Class B-2 Note for Federal, state and local income and franchise tax purposes as indebtedness of the Company.

            In the event a Noteholder or Note Owner is a nonresident alien, foreign corporation or other non-United States person (a "Foreign Person"), such Foreign Person shall provide to the Trustee at least annually an appropriate statement (on Internal Revenue Service Form W-8 or suitable substitute) with respect to United States federal income tax and withholding tax, signed under penalties of perjury, certifying that the beneficial owner of this Class B-2
Note is a Foreign Person and providing the Noteholder's name and address. If the information provided in the statement changes, the Foreign Person shall so inform the Trustee within thirty (30) days of such change.

            The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Series 1995-1 Notes under the Indenture at any time by the Company with the consent of the Holders of Series 1995-1 Notes representing more than 50% in principal amount of the Outstanding Series 1995-1 Notes which are affected by such


                                      B-6-8
amendment or modification. The Indenture also contains provisions permitting the Holders of Series 1995-1 Notes representing specified percentages of the Outstanding Series 1995-1 Notes, on behalf of the Holders of all the Series 1995-1 Notes, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Class B-2 Note (or any one of more predecessor Class B-2 Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Class B-2 Note and of any Class B-2
Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Class B-2 Note. The Indenture also permits the Trustee to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Series 1995-1 Notes issued thereunder.

            The term "Company" as used in this Class B-2 Note includes any successor to the Company under the Indenture.

            The Class B-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

            This Class B-2 Note and the Indenture shall be construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

            No reference herein to the Indenture and no provision of this Class B-2 Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Class B-2 Note at the times, place, and rate, and in the coin or currency herein prescribed.

            Interests in this Class B-2 Note will be transferable in accordance with the rules and procedures for the time being of Euroclear or Cedel. Each person who is shown in the records of Euroclear and Cedel as entitled to a particular number of Notes by way of an interest in this Class B-2 Note will be treated by the Trustee and any paying agent as the holder of such number of Notes. For purposes of this Class B-2 Note, the securities account records of Euroclear or Cedel shall, in the absence of manifest error, be conclusive evidence of the identity of the holders of Notes and of the principal amount of Notes represented by this Class B-2 Note credited to the securities accounts of such holders of Notes. Any statement issued by Euroclear or


                                      B-6-9

Cedel to any holder relating to a specified Note or Notes credited to the securities account of such holder and stating the principal amount of such Note or Notes and certified by Euroclear or Cedel to be a true record of such securities account shall, in the absence of manifest error, be conclusive evidence of the records of Euroclear or Cedel for the purposes of the next preceding sentence (but without prejudice to any other means of producing such records in evidence). Notwithstanding any provision to the contrary contained in this Class B-2 Note, the Company irrevocably agrees, for the benefit of such holder and its successors and assigns, that, subject to the provisions of the Indenture, each holder or its successors or assigns may file any claim, take any action or institute any proceeding to enforce, directly against the Company, the obligation of the Company hereunder to pay any amount due in respect of each Note represented by this Class B-2 Note which is credited to such holder's securities account with Euroclear or Cedel without the production of this Class B-2 Note.

            Interests in this Class B-2 Note may be exchanged for Definitive Notes subject to the provisions of the Indenture.


                                     B-6-10

                                                              EXHIBIT C
                                                                  TO
                                                        Series 1995-1 SUPPLEMENT

                                 FORM OF CONSENT

BANKERS TRUST COMPANY,
as Trustee
4 Albany Street
New York, NY 10006
Attn: Corporate Trust and Agency Group

Thrifty Car Rental Finance Corporation
5330 East 31st Street
Suite 100
Tulsa, Oklahoma  74153
Attn:

            This Consent is delivered pursuant to the Change of Percentage Notice dated _________, 19___ (the "Notice") and the Series 1995-1 Supplement, dated as of December __, 1995 (as amended, modified or supplemented from time to time, the "Series 1995-1 Supplement") between Thrifty Car Rental Finance Corporation, an Oklahoma corporation ("Thrifty Finance") and BANKERS TRUST COMPANY, a New York banking corporation ("Trustee"). Terms used herein have the meaning provided in the Series 1995-1 Supplement.

            Pursuant to Article 5 of the Series 1995-1 Supplement, the Trustee has delivered a Notice indicating that there be an adjustment of either the Maximum Manufacturer Percentage with respect to any Eligible Manufacturer or the Maximum Non-Program Percentage with respect to Non-Program Vehicles. The undersigned hereby waives such Vehicle purchase restrictions. The undersigned understands that this Consent will only be effective if the Trustee receives Consents from Noteholders representing not less than 25% of the aggregate unpaid principal amount of the Class A Notes on or before _________, 19__.

            The undersigned hereby represents and warrants that it is the beneficial owner of $_________ in principal amount of Class [A] [B] Notes.

                                       [Name]



                                       By:______________________________________